PROSPECTUS                                                         June 22, 2001
--------------------------------------------------------------------------------


2,200 SHARES SERIES A
2,200 SHARES SERIES B

[EATON VANCE LOGO]

EATON VANCE SENIOR INCOME TRUST

AUCTION PREFERRED SHARES
--------------------------------------------------------------------------------

Eaton Vance Senior Income Trust (the "Trust") is a non-diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income, consistent with the preservation of capital, by investing primarily in senior secured floating rate loans ("Senior Loans"). This prospectus offers Series A and Series B Auction Preferred Shares of the Trust (the "Preferred Shares").

The Trust's investment adviser is Eaton Vance Management ("Eaton Vance" or the "Adviser"). Eaton Vance was one of the first investment advisers to manage a portfolio of Senior Loans in a publicly offered investment company, and has done so continuously since 1989. As of May 31, 2001, Senior Loan assets under management by Eaton Vance exceeded $9 billion.

Senior Loans are made to corporations, partnerships and other business entities ("Borrowers") which operate in various industries and geographical regions. Senior Loans pay interest at rates which are redetermined periodically on the basis of a floating base lending rate plus a premium. Senior Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics. Because of the protective features of Senior Loans (being senior in a Borrower's capital structure and secured by specific collateral), the Adviser believes, based on its experience, that Senior Loans tend to have more favorable loss recovery rates compared to most other types of below investment grade obligations. An investment in the Preferred Shares is not appropriate for all investors and there is no assurance that the Trust will achieve its investment objective.

BEFORE BUYING ANY OF THESE PREFERRED SHARES, YOU SHOULD CAREFULLY CONSIDER THE RISK FACTORS DESCRIBED IN "INVESTMENT OBJECTIVE, POLICIES AND RISKS" BEGINNING ON PAGE 8.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                Per share              Total
--------------------------------------------------------------------------------
Public offering price                            $25,000            $110,000,000
--------------------------------------------------------------------------------
Underwriting discounts and commissions              $250              $1,100,000
--------------------------------------------------------------------------------
Proceeds, before expenses, to the Trust (1)      $24,750            $108,900,000
--------------------------------------------------------------------------------
(1) Plus accumulated dividends, if any, from the date the Preferred Shares are issued


UBS WARBURG
                SALOMON SMITH BARNEY
                                        A.G. EDWARDS & SONS, INC.
                                                           PRUDENTIAL SECURITIES

(continued from previous page)


The Preferred Shares are being offered by the Underwriter subject to certain conditions. The Underwriter reserves the right to withdraw, cancel or modify the offering in whole or in part. It is expected that the Preferred Shares will be delivered to the nominee of The Depository Trust Company on or about June 27, 2001.

Investors in Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for such shares. The dividend rate on the Series A Preferred Shares for the initial period from and including the date of issue to, but including, July 10, 2001 will be 3.90% per year. The dividend rate on the Series B Preferred Shares for the initial period from and including the date of issue to, but including, July 12, 2001 will be 3.90% per year. For each subsequent period, the auction agent will determine the dividend rate for a particular period by an auction conducted on the business day prior to that period. Preferred Shares will not be listed on an exchange. Investors in Preferred Shares may participate in auctions through dealers that have entered into an agreement with the auction agent and the Trust in accordance with the procedures specified herein. Broker-dealers are not required to maintain a secondary market in Preferred Shares, and a secondary market may not provide you with liquidity. The Trust may redeem Preferred Shares as described under "Description of Preferred Shares-REDEMPTION."


The Preferred Shares will be senior in liquidation and distribution rights to the Trust's outstanding common shares. The Trust's common shares are traded on the New York Stock Exchange under the symbol "EVF." This offering is conditioned upon the Preferred Shares being rated "aaa" from Moody's Investors Service, Inc.


This prospectus sets forth concisely information that a prospective investor should know before investing in Preferred Shares. Please read and retain this prospectus for future reference. A statement of additional information ("SAI") dated June 22, 2001, has been filed with the Securities and Exchange Commission ("SEC") and can be obtained without charge by calling 1-800-225-6265 or by writing to the Trust. A table of contents to the SAI is located on page 31 of this prospectus. This prospectus incorporates by reference the entire SAI. The SAI is available, along with other Trust-related materials, at the SEC's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the reference room); on the EDGAR Database on the SEC's internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov. The Trust's address is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 and its telephone number is 1-800-225-6265.


The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Trust has not, and the Underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Trust is not, and the Underwriters are not, making an offer to sell these securities in any state where the offer or sale is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Trust's business, financial condition, results of the operations and prospects may have changed since that date.


Until July 17, 2001 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Preferred Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriter and with respect to their unsold allotments or subscriptions.

TABLE OF CONTENTS
----------------------------------------------------------------------------------------------------------------------------
Prospectus summary.....................................1        The auction...............................................25

Financial highlights and investment performance........5        Rating agency guidelines..................................28

The Trust..............................................6        Underwriting..............................................29

Capitalization.........................................6        Shareholder servicing agent, custodian and
                                                                  transfer agent..........................................29
Portfolio composition..................................6
                                                                Legal matters.............................................30
Use of proceeds........................................8
                                                                Experts...................................................30
Investment objective, policies and risks...............8
                                                                Additional information....................................30
Organization and management of the Trust..............16
                                                                Table of contents for the SAI.............................31
Federal taxation......................................19

Description of Preferred Shares.......................21

                      [This page intentionally left blank]

Prospectus summary

This is only a summary. You should review the more detailed information contained in this prospectus and in the SAI.

THE TRUST


Eaton Vance Senior Income Trust is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust commenced operations on October 30, 1998. As of May 31, 2001, total assets of the Trust were approximately $471 million.


THE OFFERING

The Trust is offering an aggregate of 2,200 Series A Preferred Shares and 2,200 Series B Preferred Shares, each at a purchase price of $25,000 per share plus accumulated dividends, if any, from the date of original issue. The Preferred Shares are being offered through a group of underwriters led by UBS Warburg LLC (collectively, the "Underwriters"). See "Underwriting."

The Preferred Shares will entitle their holders to receive cash dividends at an annual rate that may vary for successive dividend periods. In general, except as described under "Description of Preferred Shares -DIVIDENDS AND DIVIDEND PERIODS," each dividend period will be 7 days. The auction agent will determine the dividend rate for a particular period by an auction conducted on the business day immediately prior to the start of that dividend period.


The Preferred Shares are not listed on an exchange. Instead, investors may buy or sell Preferred Shares at an auction that normally is held weekly, by submitting orders to broker-dealers that have entered into an agreement with the auction agent and the Trust or to certain other broker-dealers. Bankers Trust Company, the auction agent, reviews orders from broker-dealers on behalf of existing holders that wish to sell, or hold at the auction rate, or hold only at a specified dividend rate, and on behalf of potential holders that wish to buy Preferred Shares. The auction agent then determines the lowest dividend rate that will result in all of the outstanding Preferred Shares continuing to be held. The first auction date for Series A Preferred Shares will be July 10, 2001 and the first auction date for Series B Preferred Shares will be July 12, 2001, each the business day before the dividend payment date for the initial dividend period for Preferred Shares. The auction day for Series A Preferred Shares will be Tuesday and for Series B Preferred Shares will be Thursday, unless the then current dividend period is a special rate period, or the day that normally would be the auction date or the first day of the subsequent dividend period is not a business day.


INVESTMENT OBJECTIVE, POLICIES AND RISKS

The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital, by investing primarily in Senior Loans. Senior Loans generally are made to Borrowers which operate in various industries and geographical regions. Senior Loans pay interest at rates which are redetermined periodically by reference to a base lending rate, primarily the London Inter-bank Offered Rate ("LIBOR"), plus a premium. In normal market conditions, at least 80% of the Trust's total assets will be invested in interests in Senior Loans. It is anticipated that the proceeds of the Senior Loans in which the Trust will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers.

The Trust may invest up to 20% of its total assets in: loan interests which are not secured by any, or that have lower than a senior claim on, collateral; other income producing securities such as investment and non-investment grade corporate debt securities and U.S. government and U.S. dollar-denominated foreign government or supranational debt securities (subject to the limit that not more than 10% of the Trust's total assets may have a fixed rate of interest); and warrants and equity securities acquired in connection with its investments in Senior Loans. The Trust may also engage in lending of its securities, repurchase agreements, reverse repurchase agreements and, for hedging and risk management purposes, certain derivative transactions. See "Investment objective, policies and risks."

Investing in Senior Loans involves investment risk. Some Borrowers default on their Senior Loan payments. The Trust attempts to manage credit risk through portfolio diversification and ongoing analysis and monitoring of Borrowers. The Trust also is subject to market, liquidity, interest rate and other risks.

LEVERAGE

The Trust utilizes financial leverage on an ongoing basis for investment purposes. The Trust borrows money through a credit facility program equal currently to approximately 30.9% of the Trust's total assets. After completion of the offering of Preferred Shares, the Trust anticipates that this will be reduced to approximately 20.2%, and total leverage from borrowings and the issuance of Preferred Shares will be approximately 40.3%. This amount will change, but total leverage will not exceed 50% of the Trust's total assets.


The Trust generally will not utilize leverage if it anticipates that it would result in a lower return to common shareholders over time. Use of financial leverage creates an opportunity for increased income for common shareholders but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of net asset value and market price of the shares and of dividends), and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Because leverage achieved through borrowings and the issuance of Preferred Shares is based on a floating rate of interest that fluctuates similarly to the floating rate on Senior Loans in the Trust's portfolio, the Adviser believes that market interest rate fluctuations should not adversely affect returns on the Senior Loans obtained with the proceeds of such borrowings. Because the fees paid to Eaton Vance will be calculated on the basis of the Trust's managed assets, the fees will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage. See "Investment objective, policies and risks-USE OF LEVERAGE AND RELATED RISKS."


INVESTMENT ADVISER AND ADMINISTRATOR..

Eaton Vance Management, a wholly-owned subsidiary of Eaton Vance Corp., is the Trust's investment adviser and administrator. Scott H. Page and Payson F. Swaffield are co-portfolio managers of the Trust and have each served as Senior Loan investment professionals at Eaton Vance for over a decade. See "Organization and management of the Trust."

DIVIDENDS

The table below shows the dividend rates for the initial rate periods on Preferred Shares offered in this prospectus. For subsequent dividend periods, Preferred Shares will pay dividends based on a rate set at auctions, normally held every 7 days. In most instances dividends are also payable every 7 days, on the first business day following the end of the rate period. See "Description of Preferred Shares" and "The auction."

The table below also shows the dividend payment dates for the initial dividend periods. If the day on which dividends otherwise would be paid is not a business day, then dividends will be paid on the first business day that falls after that day.

Finally, the table below shows the number of days of the initial dividend periods for Preferred Shares. Subsequent rate periods generally will be 7 days. The dividend payment date for special rate periods of more than 7 days will be set out in the notice designating a special rate period. See "Description of Preferred Shares."

                                                DIVIDEND PAYMENT DATES FOR     NUMBER OF DAYS OF INITIAL
PREFERRED SHARES     INITIAL DIVIDEND RATES      INITIAL DIVIDEND PERIODS           DIVIDEND PERIODS
---------------------------------------------------------------------------------------------------------
Series A                     3.90%                     July 11, 2001                       14
Series B                     3.90%                     Juy 13, 2001                        16

RISK CONSIDERATIONS

Risks of investing in Preferred Shares include:

>> borrowings of the Trust may constitute a substantial lien and burden on your Preferred Shares by reason of its prior claim against the income of the Trust and against the total assets of the Trust in liquidation, the effect of which would be magnified by decreases in value of the Trust's investments;

>> the Trust will not be permitted to declare dividends or other distributions with respect to your Preferred Shares or call your Preferred Shares unless the Trust meets certain asset coverage requirements and is not in default under the terms of any senior indebtedness (including a borrowing facility);

>> if an auction fails you may not be able to sell some or all of your Preferred Shares and the Trust is not obliged to call your Preferred Shares if the auctions fails;

>> you could receive less than the price you paid for your Preferred Shares if you sell them outside of the auction, especially when market interest rates are rising;

>> the rating agency could downgrade Preferred Shares, which could affect their liquidity and value;

>> the Trust may be forced to call your Preferred Shares to meet regulatory or rating agency requirements or may voluntarily call your Preferred Shares in certain circumstances;

>> in extraordinary circumstances, the Trust may not earn sufficient income from its investments to pay dividends;

>> if long-term rates rise, the value of the Trust's investment portfolio may decline, reducing asset coverage on the Preferred Shares; and

>> if a Borrower to which the Trust lends defaults, there may be a negative impact on the Trust's income and asset coverage.

The primary risks of investing in the Trust include the risk of: non-payment of scheduled interest or principal by Borrowers; collateral securing a Senior Loan being inadequate to cover a Borrower's obligations if a default occurs; an increase in prevailing interest rates, although floating rate obligations mitigate this risk; volatility in net asset value from the use of financial leverage, and in interest rates which affect dividends paid to all classes of shares; investing in Senior Loans of foreign Borrowers; a change in market demand for Senior Loans affecting their value; and concentrating investments in a limited number of issuers.

For further discussion of the risks of investing, see "Investment objective, policies and risks."

ASSET MAINTENANCE

The Trust must maintain asset coverage of the Preferred Shares of at least 200% as required by the Investment Company Act, as well as asset coverage as required by the agency rating the Preferred Shares.

Based on the composition of the Trust's portfolio and market conditions as of May 31, 2001, the asset coverage of the Preferred Shares as measured pursuant to the Investment Company Act would be approximately 247% if the Trust were to issue all Preferred Shares offered in this prospectus, representing approximately 20% of the Trust's total assets, and reduce its borrowings as planned.

In addition, under the Trust's current borrowing facility, the Trust's asset coverage ratio (as defined separately by a related credit agreement) is not permitted to fall below 300% at any time without causing an event of default under the credit agreement. See "Investment objective, policies and risks-USE OF LEVERAGE AND RELATED RISKS."

LIQUIDATION PREFERENCE

The liquidation preference of the Preferred Shares over common shares will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). In addition, holders of Preferred Shares may be entitled to receive additional dividends in the event of the liquidation of the Trust as provided herein. See "Description of Preferred Shares."

INDEPENDENT CREDIT RATING

It is a condition to their issuance that the Preferred Shares be issued with an "aaa" credit quality rating from Moody's Investor Services, Inc. ("Moody's"). A rating is not a financial guarantee and can change. The Trust may at some future time seek to have the Preferred Shares rated by another rating agency. See "Rating agency guidelines."

VOTING RIGHTS

The Investment Company Act requires that the holders of Preferred Shares and any other preferred shares, voting as a separate class, have the right to elect at least two trustees at all times and to elect a majority of the trustees at any time when two years' dividends on the Preferred Shares or any other preferred shares are unpaid. The holders of Preferred Shares and any other preferred shares will vote as a separate class on certain other matters as required under the Trust's Agreement and Declaration of Trust and the Investment Company Act. See "Description of Preferred Shares."

INCOME TAXES

Dividends paid with respect to Preferred Shares should constitute dividends for federal income tax purposes to the extent attributable to the Trust's current or accumulated earnings and profits. These dividends generally will be taxable as ordinary income to holders. Corporate holders of the Preferred Shares generally will not be entitled to the dividends received deduction for these dividends. Distributions of net capital gain, to the extent so designated, will be treated as long-term capital gains. See "Federal taxation."

Financial highlights and investment performance

The following information should be read in conjunction with the audited financial statements that appear in the Trust's semiannual and annual reports to shareholders. The Trust's financial statements have been audited by Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. The financial statements and the independent auditors' report are incorporated by reference into the SAI.


                                                                                              YEAR ENDED JUNE 30,
                                                        SIX MONTHS ENDED            ------------------------------------
                                                        DECEMBER 31, 2000             2000                   1999(1)(2)
------------------------------------------------------------------------------------------------------------------------
Net asset value-Beginning of period..................      $   9.810                $ 10.090                 $  10.000
Income (loss) from operations
   Net investment income.............................      $   0.463                $  0.868                 $   0.539
   Net realized and unrealized gain (loss)...........         (0.617)                 (0.271)                    0.036
                                                           ----------               ---------                ---------
   Total income (loss) from operations...............      $  (0.154)               $  0.597                 $   0.575
Less distributions
   From net investment income........................      $  (0.536)               $ (0.865)                $  (0.465)
   In excess of net realized gain....................         --                      (0.012)                   --
Total distributions..................................      $  (0.536)               $ (0.877)                $  (0.465)
Offering costs charged to paid-in capital............         --                      --                        (0.020)
Net asset value-End of period........................      $   9.120                $  9.810                 $  10.090
Market value-End of period...........................      $   8.375                $  9.313                 $  10.000
Total Return(3)......................................         (4.72)%                  2.00%                     4.93%

RATIOS/SUPPLEMENTAL DATA+
Net assets, end of period (in thousands).............      $ 325,348                $ 349,803                $ 359,705
Ratios (as a percentage of average daily net assets):
     Net expenses....................................           1.88%(4)                1.84%                     1.65%(4)
     Interest expense................................           2.74(4)                 2.41                      2.02(4)
     Total expense...................................           4.62(4)                 4.25                      3.67
     Net investment income...........................           9.69(4)                 8.73                      8.17(4)
Portfolio Turnover...................................                 28%                    63%                       27%
+ The operating expenses of the Trust may reflect a reduction of the investment adviser fee and the administration fee. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
   Ratios (as a percentage of average daily net assets):
     Expenses........................................                                                             1.97%(4)
     Interest expense................................                                                             2.02(4)
     Net investment income...........................                                                             7.85(4)
     Net investment income per share.................                                                           $0.518

(1) Net investment income per share was computed using average common shares outstanding.
(2) For the period from the start of business, October 30, 1998, to June 30, 1999.
(3) Total return is calculated assuming a purchase at market value on the first day and a sale at the market value on the last day of the period reported. Dividends and distributions, if any, are assumed reinvested on the reinvestment date. Total return is not computed on an annualized basis.
(4)  Annualized.

LEVERAGE ANALYSIS
------------------------------------------------------------------------------------------------------------------------------------
                            AMOUNT OF DEBT     AVERAGE DAILY BALANCE     ASSET COVERAGE        AVERAGE DAILY       AVERAGE AMOUNT OF
                            OUTSTANDING AT      OF DEBT OUTSTANDING      PER $1,000 OF            BALANCE            DEBT PER SHARE
YEAR                         END OF YEAR            DURING YEAR           INDEBTEDNESS           OF SHARES             DURING YEAR
                                                                                                OUTSTANDING
                                                                                                DURING YEAR
------------------------------------------------------------------------------------------------------------------------------------
June 30, 1999 (a)...         $152,000,000          $142,000,000            $3,366.48             35,660,000               $3.98
June 30, 2000.......          129,000,000            140,000,000             3,711.65            35,660,000                3.93
December 31, 2000 (b)         121,000,000            134,000,000             3,688.83            35,660,000                3.76

------------------
(a) For the period from the start of business, October 30, 1998, to June 30, 1999.
(b)  For the six month ended December 31, 2000.

The Trust


Eaton Vance Senior Income Trust is a non-diversified, closed-end management investment company which was organized as a Massachusetts business trust on September 23, 1998. The Trust commenced investment operations on October 30, 1998 upon the closing of an initial public offering of its common shares of beneficial interest. On May 31, 2001, the Trust had outstanding 35,823,660 common shares. As of May 31, 2001, the Trust had total assets of approximately $471 million and net assets of approximately $324 million. The Trust's principal office is located at The Eaton Vance Building, 255 State Street, Boston, MA 02109 and its telephone number is 1-800-225-6265.


Capitalization

The following table sets forth the unaudited capitalization of the Trust as of May 31, 2001 and as adjusted to give effect to the issuance of the Preferred Shares offered hereby (including estimated offering expenses and sales load of $1,300,000).

                                                                                                         As of May 31, 2001
                                                                                              --------------------------------------
                                                                                              Actual                 As adjusted
------------------------------------------------------------------------------------------------------------------------------------
Shareholders' equity:
     Auction Preferred Shares, $0.01 par value (no shares issued; 4,400 shares issued, as
adjusted, at                                                                                              ---          $ 110,000,000
        $25,000 per share liquidation preference)......................................
     Common Shares, $0.01 par value per share, (35,823,660 shares outstanding).........         $     328,237                328,237

Capital in excess of par value.........................................................           357,015,654            355,715,654
                                                                                                -------------          -------------
Undistributed net investment income....................................................             2,500,014              2,500,014
                                                                                                -------------          -------------
Net realized gain (loss) from investment transactions..................................          (14,561,498)           (14,561,498)
                                                                                                -------------          -------------
Net unrealized depreciation of investments.............................................          (21,288,678)           (14,561,498)
                                                                                                -------------        ---------------
Net assets.............................................................................         $ 324,023,729          $ 432,723,729
                                                                                                =============          =============

Portfolio composition

The following tables set forth certain information with respect to the characteristics and the composition of the Trust's investment portfolio in terms of percentages of net assets and total assets as of May 31, 2001.

PORTFOLIO CHARACTERISTICS

Net assets..........................................................$324,023,729
Total assets........................................................$471,384,288
Assets invested in Senior Loans and other loans.....................$405,852,449
Average amount outstanding per loan.................................  $1,870,287
Total number of industries..........................................          53
Average loan amount per industry....................................  $7,657,593
Portfolio turnover (six months ended December 31, 2000).............         28%
Weighted average days to next interest rate reset...................     41 days
Average loan maturity...............................................   62 months
Average age of loans held in the portfolio.......................... 14.5 months
Assets invested in other debt obligations........................... $38,175,574
Assets invested in preferred stocks, common stock and warrants......  $4,104,907

TOP 10 SENIOR LOAN INDUSTRIES AS A PERCENTAGE OF ASSETS ON MAY 31, 2001

                                                  Net                      Total
                                                  assets                  assets
--------------------------------------------------------------------------------
Cable Television..................................9.90%                    6.80%
Telecommunications-Wireless.......................9.56                     6.57
Manufacturing.....................................6.74                     4.64
Chemicals.........................................6.28                     4.32
Broadcast Media...................................4.76                     3.27
Containers & Packaging-Paper......................4.35                     2.99
Real Estate.......................................4.28                     2.94
Health Care-Providers & Services..................4.22                     2.90
Entertainment.....................................4.14                     2.85
Casinos & Gaming..................................4.04                     2.78

TOP 10 SENIOR LOANS AS A PERCENTAGE OF ASSETS ON MAY 31, 2001

                                                 Net                      Total
                                                 assets                   assets
--------------------------------------------------------------------------------
Insight Midwest Holdings, LLC................... 1.55%                     1.07%
Century Cable Holdings, LLC......................1.54                      1.06
Charter Communications Operating, LLC............1.54                      1.06
Voicestream PCS Holdings, LLC....................1.54                      1.06
Nextel Communications, Inc.......................1.48                      1.01
Huntsman International...........................1.40                      0.96
Broadwing Inc....................................1.31                      0.90
Lyondell Petrochemical Company...................1.25                      0.86
Panavision Internationa, L.P.....................1.25                      0.86
Western Wireless.................................1.23                      0.85

MOODY'S SECURITIES RATINGS
(Senior Loans only-86% of total assets)
(As of May 31, 2001)+

                                                       Percentage of
     Moody's credit ratings                            Senior Loans
     ----------------------                            ------------
     Aaa-Baa                                                2.1%
     Ba                                                    53.2
     B                                                     21.7
     Caa                                                    1.5
     Ca-D                                                   0.0
     Not Rated++                                           21.5

+ The ratings of Moody's represent their opinion as to the quality of securities that they undertake to rate. Ratings are relative and subjective and not absolute standards of quality. Moody's ratings categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba, B and Caa ratings
++ Securities that are not rated by Moody's may be rated by nationally recognized statistical rating organizations other than Moody's, or may not be rated by any such organization. With respect to the percentage of the Trust's assets invested in such securities, Eaton Vance believes that these are of comparable quality to rated securities. This determination is based on the Adviser's own internal evaluation and does not necessarily reflect how such securities would be rated by Moody's if they were to rate the securities. Accordingly, the Adviser believes most of the Trust's unrated securities are of Ba or B quality

Use of proceeds

The proceeds of this offering, after deduction of offering expenses (including sales load), are estimated to be $108,700,000. The Trust will use the proceeds to repay approximately $36 million of the Trust's borrowings under a credit facility and the remainder will be invested in accordance with the Trust's investment objective and policies as soon as practicable, but in no event, under normal market conditions, later than three months after the receipt thereof. Pending such investment, the proceeds may be invested in high-quality, short-term debt securities. Thus, shortly after completion of the offering the Trust is expected to have $110 million in each of Preferred Shares and credit facility borrowings, making total assets approximately $544 million.

Investment objective, policies and risks

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide shareholders with a high level of current income, consistent with preservation of capital, by investing primarily in senior secured floating rate loans ("Senior Loans"). Investment in such floating rate instruments is expected to minimize changes in the underlying principal value of the Senior Loans, and therefore the Trust's net asset value, resulting from changes in market interest rates. The borrowers of such loans will be corporations, partnerships and other business entities ("Borrowers") which operate in a variety of industries and geographical regions.

INVESTMENT POLICIES--GENERAL COMPOSITION OF THE TRUST

In normal market conditions, at least 80% of the Trust's total assets are invested (generally by the purchase of assignments) in interests in Senior Loans of domestic or foreign Borrowers (so long as foreign loans are U.S. dollar-denominated and payments of interest and repayments of principal are required to be made in U.S. dollars). The Trust may invest up to 20% of its total assets in: (i) loan interests which are not secured by any, or that have a lower than senior claim on, collateral, (ii) other income producing securities such as investment and non-investment grade corporate debt securities and U.S. government and U.S. dollar-denominated foreign government or supranational debt securities (subject to the limit that no more than 10% of the Trust's total assets may be invested in securities with a fixed rate of interest), and (iii) warrants and equity securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Trust may invest up to 100% of its assets in cash and high quality, short-term debt securities.

Senior Loans in which the Trust invests generally pay interest at rates which are redetermined periodically by reference to a base lending rate, plus a premium. The base lending rate primarily is LIBOR, but can also be the prime rate offered by one or more major United States banks, the certificate of deposit rate or other base lending rates used by commercial lenders.

The proceeds of the Senior Loans in which the Trust acquires interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets (described below). Senior Loans are secured by specific collateral.

In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to: (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan. The Trust will not invest in a Senior Loan unless, at the time of investment, the Adviser determines that the value of the collateral equals or exceeds the aggregate outstanding principal amount of the Senior Loan.

The Trust may hold Senior Loans of any maturity. Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined either daily, monthly, quarterly or semi-annually. Longer interest rate reset periods generally increase fluctuations in the Trust's net asset value as a result of changes in market interest rates. The Senior Loans in the Trust's portfolio will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. As a result, as short-term interest rates increase, interest payable to the Trust from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Trust from its investments in Senior Loans should decrease. The Trust may utilize certain investment practices to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In the experience of the Adviser over the last decade, because of prepayments the average life of Senior Loans has been two to four years. As of May 31, 2001, the Trust had a dollar-weighted average period to adjustment of approximately 41 days.

A lender may have certain obligations pursuant to a loan agreement relating to Senior Loans, which may include the obligation to make additional loans in certain circumstances. The Trust generally will reserve against such contingent obligations by segregating a sufficient amount of cash, liquid securities and liquid Senior Loans, subject to the Trust's borrowing limitations. The Trust will not purchase interests in Senior Loans that would require the Trust to make any such additional loans if such additional loan commitments in the aggregate would exceed 20% of the Trust's total assets or would cause the Trust to fail to meet its tax diversification requirements.

The Trust may purchase and retain in its portfolio Senior Loans where the Borrowers have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Trust may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.


The Trust may purchase shares of other investment companies with a similar investment objective and policies as permitted under the Investment Company Act. Such investments are limited to 10% of total assets overall, with no more than 5% invested in any one issue. The value of shares of other closed-end investment companies is affected by risks similar to those of the Trust, such as demand for those securities regardless of the demand for the underlying portfolio assets. Investment companies bear fees and expenses that the Trust will bear indirectly, so investors in the Trust will be subject to duplication of fees. The Trust also may invest up to 5% of its total assets in structured notes with rates of return determined by reference to the total rate of return on one or more Senior Loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced Senior Loan or loans. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss; as a result, a relatively small decline in the value of a referenced Senior Loan could result in a relatively large loss in the value of a structured note. See "Investment objective, policies and risks-USE OF LEVERAGE AND RELATED RISKS." Shares of other investment companies that invest in Senior Loans and structured notes will be treated as Senior Loans for purposes of the Trust's policy of normally investing at least 80% of its assets in Senior Loans, and may be subject to the Trust's leverage limitations.


The Trust has adopted certain fundamental investment restrictions set forth in the SAI which may not be changed without a shareholder vote. Except for such restrictions, the investment objective and policies of the Trust may be changed by the Board of Trustees ("Board of Trustees" or "Trustees"), without shareholder action.

OTHER INCOME PRODUCING SECURITIES

The Trust, with respect to 20% of its total assets, may purchase a variety of U.S. and foreign corporate and government debt obligations that are U.S. dollar-denominated. The Adviser may consider capital appreciation potential when investing in such income producing debt securities, which may have fixed, variable or floating rates of interest. These securities may include: (i) interests in loans from Borrowers that are not secured by any, or that have lower than senior claim on, collateral, (ii) other income producing securities such as investment and non-investment grade corporate debt securities and U.S. government and U.S. dollar-denominated foreign government or supranational debt securities (subject to the limit that no more than 10% of the Trust's total assets may be invested in securities with a fixed rate of interest), and (iii) warrants and equity securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates.

ADDITIONAL INVESTMENT RISK CONSIDERATIONS

CREDIT RISK

Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Trust. Although, with respect to Senior Loans, the Trust generally will invest only in Senior Loans that the Adviser believes are secured by specific collateral, the value of which equals or exceeds the principal amount of the Senior Loan at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. As with other collateral, where stock of the Borrower or its subsidiaries collateralizes a Senior Loan, such stock may lose all or substantially all of its value in the event of the bankruptcy of the Borrower. The loan agent generally is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing the Senior Loan. Some Senior Loans in which the Trust may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Trust, including, in certain circumstances, invalidating such Senior Loans.


Senior Loans issued in connection with mergers, acquisitions, leveraged buy-outs, recapitalizations and other highly leveraged transactions may pose a higher risk of default or bankruptcy of the issuer than other higher quality securities, particularly during periods of deteriorating economic conditions and contraction in the credit markets. The investments in the Trust's portfolio will have speculative characteristics, and companies obligated by such debt are generally more vulnerable in an economic downturn.


Senior Loans in which the Trust will invest may not be rated by a rating agency, and may not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. Although the Trust generally will have access to financial and other information made available to the lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Rating agencies are now rating Senior Loans and most Senior Loans have been assigned a rating below investment grade. Debt securities which are unsecured and rated below investment grade are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds." A description of the ratings of corporate bonds by Moody's and Standard & Poors Corporation ("S&P") is included as Appendix A to the SAI. Because of the protective features of Senior Loans (being senior and secured by specific collateral), the Adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to most other types of below investment grade debt obligations. Accordingly, the Adviser does not view ratings as a primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

The Trust may invest up to 20% of its total assets in: loans of Borrowers that are not secured by any, or that have lower than a senior claim on, collateral; warrants and equity securities acquired in connection with the Trust's ownership of Senior Loans; and other income producing securities such as investment grade and below investment grade corporate debt securities and U.S. government and U.S. dollar-denominated foreign government or supranational debt securities (subject to the limit that no more than 10% of the Trust's total assets may be invested in securities with a fixed rate of interest). Securities rated below investment grade are commonly referred to as "junk bonds."

MARKET AND LIQUIDITY RISK

Most Senior Loans are valued by an independent pricing service that uses market quotations of investors and traders in Senior Loans. Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Trust's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. As of May 31, 2001, 90% of Senior Loan assets of the Trust (based on par value) were valued by an independent pricing service. The remainder of the Trust's Senior Loans are valued at their fair value pursuant to pricing procedures adopted by the Trust's Board of Trustees.

Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for some of the Senior Loans in which the Trust will invest. Where a secondary market exists, such market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Senior Loans that are illiquid may impair the Trust's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. The Trust has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale. The risks associated with illiquidity are particularly acute in situations where the Trust's operations require cash, such as if the Trust tenders for its Shares, and may result in the Trust borrowing to meet short-term cash requirements.

INTEREST RATE RISK

When interest rates decline, the value of a portfolio invested in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed rate obligations can be expected to decline. Although the Trust's net asset value will vary, the Adviser expects the Trust's policy of acquiring primarily interests in floating rate Senior Loans to minimize fluctuations in net asset value as a result of changes in market interest rates. However, because floating rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in the Trust's net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Trust's net asset value. Moreover, as much as 10% of the total assets of the Trust may be invested in income securities with fixed rates of interest, which may lose value in direct response to market interest rate increases.

FOREIGN SECURITIES

Although the Trust will only invest in U.S. dollar-denominated income securities, the Trust may invest in Senior Loans and other debt securities of non-U.S. issuers. Investment in securities of non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including among others the issuer's balance of payments, overall debt level, and cash flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. Supranational organizations do not have taxing powers, so they are dependent upon their members' continued support in order to meet interest and principal payments. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in the payment or delivery of securities and interest or in the recovery of assets held abroad) and expenses not present in the settlement of domestic investments. Investments may include securities issued by the governments of lesser-developed countries, which are sometimes referred to as "emerging markets." There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, armed conflict and diplomatic developments which could affect the value of the Trust's investments in certain foreign countries.

REGULATORY CHANGES

To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment by the Trust may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans held by the Trust.

NON-DIVERSIFICATION

The Trust has registered as a "non-diversified" investment company under the Investment Company Act so that, subject to its investment restrictions and in connection with federal income tax rules applicable to the Trust, with respect to 50% of its total assets, it will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or single lender, although it has no current intention to do so. The Trust will not invest more than 10% of the value of its assets in securities (including interests in Senior Loans) of any single Borrower. Moreover, the Trust may invest more than 10% (but not more than 25%) of its total assets in Senior Loan interests for which the same intermediate participant is interposed between the Trust and the Borrower. To the extent the Trust invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Trust will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

SPECIAL INVESTMENT PRACTICES

The Trust may engage in the following investment practices to seek to enhance income or reduce investment risk, but has not yet done so and has no current intention to do so.

INTEREST RATE AND OTHER HEDGING TRANSACTIONS

The Trust may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security or index) to seek to hedge against fluctuations in securities prices or interest rates. The Trust's transactions in derivative instruments may include: the purchase or sale of futures contracts on securities, securities indices or other indices, and other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index-linked securities; and interest rate swaps. The Trust's transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the Trust's initial investment in these instruments. In addition, the Trust may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Trust. Transaction costs will be incurred in opening and closing positions in derivative instruments. There can be no assurance that the Adviser's use of derivative instruments will be advantageous to the Trust.

The Trust may use interest rate swaps for risk management purposes and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Trust's holdings. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interests, e.g., an exchange of fixed rate payments for floating rate payments. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Adviser has had limited experience in the use of interest rate swaps but has utilized other types of hedging and risk management techniques. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Trust would be unfavorably affected.

PORTFOLIO LENDING SECURITIES

The Trust may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. In the judgment of the Adviser, the loans will be made only to organizations whose credit quality or claims paying ability is considered to be at least investment grade and when the expected returns, net of administrative expenses and any finders' fees, justifies the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. The value of the securities loaned will not exceed 30% of the Trust's total assets.

REPURCHASE AGREEMENTS

The Trust may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell at a higher price) with respect to its permitted investments. In the event of the bankruptcy of the other party to a repurchase agreement, the Trust might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Trust purchased may have decreased, the Trust could experience a loss. Repurchase agreements which mature in more than seven days will be treated as illiquid. The Trust's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

REVERSE REPURCHASE AGREEMENTS

The Trust may also enter into "reverse" repurchase agreements which involve the sale of securities held and an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. Reverse repurchase agreements involve risks similar to those described below under "-USE OF LEVERAGE AND RELATED RISKS" and expose the Trust to the credit risk of the counterparty.

USE OF LEVERAGE AND RELATED RISKS

The Trust utilizes financial leverage on an ongoing basis as an investment technique. It has authority to do so through borrowings, including the issuance of debt securities, or the issuance of preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. The Trust generally will not utilize leverage if the Adviser anticipates that it would result in a lower return to common shareholders for any significant amount of time. The Trust also may borrow money up to 5% of its total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

Leveraging is a speculative technique in that it will increase the Trust's exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with borrowed funds and offering proceeds exceed the cost of borrowing and issuing and maintaining Preferred Shares (and other Trust expenses), the use of leverage will diminish the investment performance of the Trust's common shares. Leverage creates risks for holders of common shares, including the likelihood of greater volatility of net asset value and market price of common shares. Although there is a risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on Preferred Shares may adversely affect the return to the holders of common shares, the Adviser believes that this should be mitigated when the Trust uses leverage with floating rate costs, because the Trust's costs of leverage and its portfolio of Senior Loans will ordinarily have similar floating rates of interest. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Trust will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. The Adviser in its best judgment nevertheless may determine to maintain the Trust's leveraged position if it deems such action to be appropriate in the circumstances. Successful use of a leveraging strategy depends on the Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Under the Investment Company Act, the Trust is not permitted to incur indebtedness unless immediately after such incurrence the Trust has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the Trust's total assets). Additionally, under the Investment Company Act, the Trust may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Trust has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the Investment Company Act, the Trust is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Trust's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Trust's total assets). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Trust's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. Once Preferred Shares are issued, the Trust may, to the extent possible, purchase or redeem Preferred Shares from time to time to maintain coverage of any Preferred Shares of at least 200%, which may require the Trust to pay a premium in addition to the liquidation preference of Preferred Shares. If the Trust's asset coverage goes below the 300% asset coverage required by the Investment Company Act, or the 200% asset coverage required by the Investment Company Act regarding dividends, the Trust may be required to sell a portion of its instruments when it is disadvantageous to do so.

The Trust reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or other senior securities to maintain or increase the Trust's current level of leverage to the extent permitted by the Investment Company Act and existing agreements between the Trust and third parties. Because the fees paid to Eaton Vance will be calculated on the basis of the Trust's managed assets, the fees will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage.

BORROWINGS

Most borrowings will result in the Trust being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise more stringent than those imposed by the Investment Company Act. The rights of lenders to the Trust to receive interest on and repayment of principal of any such borrowings will be senior to those of common and preferred shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Trust, including the payment of dividends. Further, the terms of any such borrowing may and the Investment Company Act does (in certain circumstances) grant to the lenders to the Trust certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Trust's status as a regulated investment company, the Trust intends to repay the borrowings.

The Trust currently borrows under a credit facility administered by a large New York-based commercial bank. Up to $178 million can be borrowed under this credit facility, which will be reduced to $120 million after the Preferred Shares are issued. Average daily borrowings were approximately $134 million for the six-month period ended December 31, 2000. Outstanding borrowings on May 31, 2001 were approximately $146 million. The terms of the credit facility include: (i) a final maturity of November 9, 2001, subject to annual extension by mutual agreement; (ii) with respect to each draw under the facility, a variable interest rate based upon LIBOR or an alternate rate; (iii) payment by the Trust of certain fees and expenses including an underwriting fee, a commitment fee on the average undrawn amount of the facility, an ongoing administration fee and the expenses of the lenders under the facility incurred in connection therewith; and (iv) a pledge of the Trust's assets. The Trust would be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Trust expects to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. In addition the credit facility contains covenants which, among other things, limit the Trust's ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions including mergers and consolidations, and require asset coverage ratios in addition to those required by the Investment Company Act. The obligation to make payments required by the credit facility are senior to the rights of Preferred Shareholders to receive dividends or liquidation proceeds. Such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

RISKS OF INVESTING IN PREFERRED SHARES

The  issuance  of  Preferred   Shares   creates   special  risks  for  Preferred
Shareholders.

PAYMENT AND REDEMPTION RESTRICTIONS

Under the terms of its borrowing facility, the Trust is not permitted to declare dividends or other distributions, including dividends and distributions with respect to Preferred Shares, or purchase or call shares, including Preferred Shares unless (i) at the time thereof the Trust meets the asset coverage test under the existing or any future borrowing facility agreement and (ii) there is no event of default under the borrowing facility.

LEVERAGE RISK

Borrowed funds constitute a substantial lien and burden on the Preferred Shares by reason of their prior claim against the income of the Trust and against the total assets of the Trust in liquidation. In the event of a default under the borrowing facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell Senior Loans and other assets of the Trust) and if any such default is not promptly cured, the lenders can control the liquidation as well.

AUCTION RISK

You may not be able to sell your Preferred Shares at an auction if the auction fails, that is, if there are more Preferred Shares offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain Preferred Shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Finally, if you buy Preferred Shares or elect to retain Preferred Shares without specifying a rate below which you would not wish to continue to hold those Preferred Shares, and the auction sets a below-market rate, you may receive a lower rate of return on your Preferred Shares than the market rate.

SECONDARY MARKET RISK

Broker-dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but may discontinue this activity any time. You may transfer Preferred Shares outside of auctions only to or through a broker-dealer or such other persons who may be permitted by the Trust. If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Trust has designated a special rate period (a rate period of more than 7 days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market, and the Trust is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. Preferred Shares are not registered on a stock exchange or the Nasdaq stock market. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction and especially during a special rate period.

RATINGS AND ASSET COVERAGE RISK

While Moody's has issued a rating of "aaa" to the Preferred Shares, the rating does not eliminate or necessarily mitigate the risks of investing in Preferred Shares. A rating agency could downgrade the Preferred Shares, which may make the shares less liquid at an auction or in the secondary market and less valuable. If a rating agency downgrades the Preferred Shares, the dividend rate on the Preferred Shares will be the applicable maximum rate based on the credit rating of the Preferred Shares.

Organization and management of the Trust

The Trust is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated September 23, 1998 (the "Declaration of Trust"). The Declaration of Trust provides that the Trustees of the Trust may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of common shares and 4,400 Preferred Shares. The Declaration of Trust also authorizes the Trust to borrow money or otherwise obtain credit and in this connection issue notes or other evidence of indebtedness. The Trust intends to hold annual meetings of the shareholders in compliance with the requirements of the New York Stock Exchange.

BOARD OF TRUSTEES

The management of the Trust, including general supervision of the duties performed by the Adviser under the Advisory Agreement, is the responsibility of the Trust's Board of Trustees under the laws of The Commonwealth of Massachusetts.

THE ADVISER


Eaton Vance acts as the Trust's investment adviser under an Investment Advisory Agreement (the "Advisory Agreement"). The Adviser's principal office is located at The Eaton Vance Building, 255 State Street, Boston, MA 02109. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. Eaton Vance (or its affiliates) currently serves as the investment adviser to investment companies and various individual and institutional clients with combined assets under management of over $50 billion. Eaton Vance is an indirect wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.


Under the general supervision of the Trust's Board of Trustees, the Adviser will carry out the investment and reinvestment of the assets of the Trust, will furnish continuously an investment program with respect to the Trust, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. The Adviser will furnish to the Trust investment advice and office facilities, equipment and personnel for servicing the investments of the Trust. The Adviser will compensate all Trustees and officers of the Trust who are members of the Adviser's organization and who render investment services to the Trust, and will also compensate all other Adviser personnel who provide research and investment services to the Trust. In return for these services, facilities and payments, the Trust has agreed to pay the Adviser as compensation under the Advisory Agreement a fee in the amount of 0.85% of the average weekly gross assets of the Trust. Gross assets of the Trust shall be calculated by deducting accrued liabilities of the Trust not including the principal amount of any indebtedness constituting financial leverage.

Scott H. Page and Payson F. Swaffield have been co-portfolio managers of the Trust since its inception, and are responsible for day-to-day management of the Trust's investments. Mr. Page has been an employee of Eaton Vance since 1989 and Mr. Swaffield has been an employee of Eaton Vance since 1990. Each has been a Vice President of Eaton Vance since 1992 and has been involved in the management of Senior Loans throughout his tenure at Eaton Vance. They currently co-manage most Senior Loan assets at Eaton Vance.

The Trust has engaged Eaton Vance to act as its administrator under an Administration Agreement (the "Administration Agreement"). Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust, subject to the supervision of the Trust's Board of Trustees. Eaton Vance will furnish to the Trust all office facilities, equipment and personnel for administering the affairs of the Trust. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Trust's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Trust's business. In return for these services, facilities and payments, the Trust pays Eaton Vance a fee in the amount of 0.25% of the average weekly gross assets of the Trust.

COMMON SHARES

The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional common shares of beneficial interest, $0.01 par value per share. Each common share represents an equal proportionate interest in the assets of the Trust with each other common share in the Trust. Holders of common shares are entitled to the payment of dividends when, as and if declared by the Board of Trustees. Each whole common share is entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Trust, after paying or adequately providing for the payment of all liabilities of the Trust and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Trust among the holders of the common shares. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust, requires inclusion of a clause to that effect in every agreement entered into by the Trust and indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the trust as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote. The common shares have no preemptive rights.

Because common shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board of Trustees has determined that from time to time it may be in the interest of shareholders for the Trust to take corrective actions. The Board of Trustees, in consultation with Eaton Vance, will review at least annually the possibility of open market repurchases and/or tender offers for the common shares and will consider such factors as the market price of the common shares, the net asset value of the common shares, the liquidity of the assets of the Trust, effect on the Trust's expenses, whether such transactions would impair the Trust's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Trust's ability to consummate such transactions. There are no assurances that the Board of Trustees will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the Trust's common shares trading at a price which is equal to or approximates their net asset value. In recognition of the possibility that the common shares might trade at a discount to net asset value and that any such discount may not be in the interest of shareholders, the Board of Trustees, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount.

The following table shows the amount of: (i) shares authorized, (ii) shares held by the Trust for its own account and (iii) shares outstanding, for each class of authorized securities of the Trust as of May 31, 2001.

                                                                               Amount held by the Trust
Title of class                                        Amount authorized           for its own account           Amount outstanding
------------------------------------------------------------------------------------------------------------------------------------
Common Shares...............................              Unlimited                       -0-                       35,823,660
Preferred Shares, Series A..................                2,200                         -0-                          -0-
Preferred Shares, Series B..................                2,200                         -0-                          -0-

SPECIAL PROVISIONS IN THE DECLARATION OF TRUST

ANTI-TAKEOVER PROVISIONS OF THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board of Trustees, and could have the effect of depriving common shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust. These provisions may have the effect of discouraging attempts to acquire control of the Trust, which attempts could have the effect of increasing the expenses of the Trust and interfering with the normal operation of the Trust. The Board of Trustees is divided into three classes, with the term of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Trust that elected such Trustee and is entitled to vote on the matter.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Trust, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Trust. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; (ii) the issuance of any securities of the Trust to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Trust or any subsidiary thereof, in exchange for securities of the Trust, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Board of Trustees has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

CONVERSION TO OPEN-END FUND

The Trust may be converted to an open-end investment company at any time if approved by the lesser of (i) two-thirds or more of the Trust's then outstanding common shares and preferred shares, each voting separately as a class, or (ii) more than 50% of the then outstanding common shares and preferred shares, voting separately as a class if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of the Trust could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. The current use of leverage of the Trust would prohibit it from complying with regulations of the SEC applicable to open-end investment companies. Accordingly, conversion likely would require significant changes in the Trust's investment policies and liquidation of a substantial portion of its illiquid assets. Conversion of the Trust to an open-end investment company also would require the redemption of any outstanding preferred shares and could require the repayment of borrowings, which would eliminate the leveraged capital structure of the Trust with respect to the shares. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchange or market system. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Trust's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Trust to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new common shares would be sold at net asset value plus a sales load.

LITIGATION INVOLVING EATON VANCE

On May 25, 2001, a complaint was filed in federal district court in Boston by two shareholders of one account of EV Classic Senior Floating-Rate Fund against that fund, its advisers, trustees and certain officers. The complaint, framed as a class action, alleges that for approximately two years ending on March 2, 2000, such fund's assets were incorrectly valued and certain matters were not properly disclosed, in violation of the federal securities laws. Eaton Vance, EV Classic Senior Floating-Rate Fund, and its advisers, trustees and officers believe that the complaint is without merit and will vigorously contest the lawsuit. Eaton Vance does not believe such litigation will have a material adverse affect on its ability to render services to the Trust.

Federal taxation

The following federal tax discussion is only a summary of some of the important tax considerations generally applicable to investments in the Trust. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), existing Treasury regulations, rulings published by the Internal Revenue Service (the "Service"), and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Trust may be subject to state, local and foreign taxes.

FEDERAL TAXATION OF THE TRUST

The Trust intends to elect and qualify each year for taxation as a regulated investment company under Subchapter M of the Code. Provided that the Trust so qualifies and distributes at least 90% of the sum of its investment company taxable income and certain other income, it will not be subject to Federal income tax on income distributed timely to its shareholders in the form of dividends or capital gain distributions. The Trust intends to distribute all of its investment income and net capital gain each year.

To satisfy the distribution requirement applicable to regulated investment companies, amounts paid as dividends by the Trust to its shareholders, including holders of its Preferred Shares, must qualify for the dividends-paid deduction. In certain circumstances, the Service could take the position that dividends paid on the Preferred Shares constitute preferential dividends under Section 562(c) of the Code, and thus do not qualify for the dividends-paid deduction. If this position were upheld, the Trust could be subject to tax and/or could fail to qualify to be taxed as a regulated investment company. The Trust believes, however, that such a position, if asserted by the Service, would be unlikely to prevail if the issue were properly litigated.

If at any time the Trust does not meet applicable asset coverage requirements, it may be required to suspend distributions until the requisite asset coverage is restored. Any such suspension may prevent the Trust from qualifying as a regulated investment company or may cause the Trust to pay a 4% federal excise tax (imposed on regulated investment companies that fail to distribute for a given calendar year, generally, at least 98% of their net investment income and capital gain net income plus certain other amounts). The Trust may call Preferred Shares to maintain or restore the requisite asset coverage.

If the Trust were to fail to qualify as a regulated investment company, the Trust would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Trust in computing its taxable income. In addition, the Trust's distributions, to the extent derived from the Trust's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends received deduction) that are taxable to shareholders as ordinary income, even though a portion of those distributions might otherwise have been treated in the shareholders' hands as long-term capital gains.

FEDERAL INCOME TAXATION OF HOLDERS OF PREFERRED SHARES

The Trust believes that the Preferred Shares will constitute stock of the Trust and distributions with respect to the Preferred Shares (other than distributions in redemption of Preferred Shares that are treated as exchanges of stock under
Section 302(b) of the Code) thus will constitute dividends to the extent attributable to the Trust's current and accumulated earnings and profits. Such dividends generally will be taxable as ordinary income to holders and generally will not qualify for the dividends received deduction available to corporations. Distributions, if any, in excess of the Trust's current and accumulated earnings and profits will first reduce the tax basis of the Preferred Shares and, after such basis has been reduced to zero, will constitute capital gains (assuming such Preferred Shares are held as a capital asset). It is possible, however, that the Service might take a contrary position asserting, for example, that the Preferred Shares constitute debt of the Trust. If this position were upheld, distributions by the Trust to holders of Preferred Shares would constitute interest, whether or not they exceeded the Trust's earnings and profits, and would be taxed as ordinary income. The Trust believes, however, that such a position, if asserted by the Service, would be unlikely to prevail if the issue were properly litigated.

Distributions of net capital gain that are designated by the Trust as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the holders' respective holding periods for their Preferred Shares. The Service currently takes the position that a regulated investment company that has two or more classes of stock must allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Trust intends to designate the portion of its distributions as capital gain dividends in compliance with this position.

The sale of Preferred Shares will be a taxable transaction for federal income tax purposes. Selling holders of Preferred Shares will generally recognize gain or loss in an amount equal to the difference between their basis in the Preferred Shares and the amount received in exchange therefor. If such Preferred Shares are held as a capital asset, the gain or loss will generally be a capital gain or loss. Similarly, a redemption (including a redemption resulting from liquidation of the Trust), if any, of Preferred Shares by the Trust generally will give rise to capital gain or loss if the redemption is treated as an exchange of stock under Section 302(b) of the Code. Generally, a holder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Any loss realized upon a taxable disposition of Preferred Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares. Also, any loss realized upon a taxable disposition of shares of Preferred Shares may be disallowed if other Preferred Shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired.

BACKUP WITHHOLDING

The Trust may be required to withhold, for U.S. federal income taxes, 31% of all dividends and redemption proceeds payable to shareholders who fail to provide the Trust with their correct taxpayer identification number or who fail to make required certifications, or if the Trust or a shareholder has been notified by the Service that they are subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability if the appropriate information is provided to the Service.

OTHER TAXATION

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rate as may be prescribed by any applicable treaty. (This U.S. federal tax rate may significantly exceed the effective U.S. federal tax that would apply if such foreign investors held their share of the Trust's assets directly rather than indirectly through their investment in the Trust.) Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general U.S. federal taxation rules and with respect to the state, local or foreign tax consequences to them of an investment in Preferred Shares.

Description of Preferred Shares

GENERAL

The following is a brief description of the terms of the Preferred Shares. For the complete terms of the Preferred Shares, you may refer to the Trust's Second Amended By-Laws ("By-laws") filed with the SEC as an exhibit to the Trust's registration statement.

Under the Declaration of Trust, the Trust is authorized to issue an unlimited number of preferred shares, in one or more series, with rights as determined by the Board of Trustees without the approval of common shareholders. The Trust's By-laws currently authorize the creation of up to 4,400 Preferred Shares. The Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated dividends. The Preferred Shares, when issued by the Trust and sold, will be fully paid and non-assessable by the Trust, will not by their terms be convertible into or exchangeable for shares of another class and will have no preemptive rights. Preferred Shares will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below. Series A and Series B Preferred Shares have the same rights and terms, except for their auction dates and related dividends.

DIVIDENDS AND DIVIDEND PERIODS

GENERAL

The following is a general description of dividends and rate periods. See the SAI for a more detailed discussion of this topic. The dividend rate for the initial rate period for Preferred Shares will be the rate set out on the cover of this prospectus. For subsequent rate periods, Preferred Shares will pay dividends based on a rate set at auction, normally held weekly, but the rate set at auction will not exceed the maximum rate. Rate periods generally will be 7 days, and a rate period generally will begin on the first calendar day after an auction. In most instances, dividends are also paid weekly, on the business day following the end of the rate period. The Trust, subject to some limitations, may change the length of rate periods, designating them as "special rate periods." See "-DESIGNATION OF SPECIAL RATE PERIODS."

DIVIDEND PAYMENTS

Except as provided below, the dividend payment date will be the first business day after the rate period ends. The dividend payment date for special rate periods of more than 7 days will be set out in the notice designating a special rate period. See "-DESIGNATION OF SPECIAL RATE PERIODS" for a discussion of payment dates for a special rate period.

Dividends on Preferred Shares will be paid on the dividend payment date to holders of record as their names appear on the Trust's record books on the business day next preceding the dividend payment date. If dividends are in arrears, they may be declared and paid at any time to holders of record as their names appear on the Trust's record books on such date, not more than 15 days before the payment date, as the Trust's Board of Trustees may determine.

The Depository Trust Company, in accordance with its current procedures, is expected to credit in same-day funds on each dividend payment date dividends received from the Trust to the accounts of broker-dealers who act on behalf of holders of Preferred Shares. Such broker-dealers, in turn, are expected to distribute dividend payments to the person for whom they are acting as agent. If a broker-dealer does not make dividends available to holders of Preferred Shares in same-day funds, these shareholders will not have funds available until the next business day.

DIVIDEND RATE SET AT AUCTION

Preferred Shares pay dividends based on a rate set at auction. The auction usually is held weekly for each series of Preferred Shares, but may be held less frequently. The auction sets the dividend rate, and Preferred Shares may be bought and sold at the auction. Bankers Trust Company, the auction agent, reviews orders from broker-dealers on behalf of existing shareholders that wish to sell, hold at the auction rate, or hold only at a specified rate, and on behalf of potential shareholders that wish to buy Preferred Shares. The auction agent then determines the lowest dividend rate that will result in all of the outstanding Preferred Shares continuing to be held. The shares in this offering will trade at auctions beginning in the second calendar week of July 2001. See "The auction."

DETERMINATION OF DIVIDEND RATE

The Trust computes the dividend per share by multiplying the dividend rate determined at the auction by a fraction, the numerator of which normally is 7 and the denominator of which normally is 360. This rate is then multiplied by $25,000 to arrive at the dividend per share. The numerator may be different if the rate period includes a holiday.

If an auction for any subsequent rate period of Preferred Shares is not held for any reason other than as described below, the dividend rate on those shares will be the maximum rate on the auction date for that subsequent rate period.

MAXIMUM RATE

The dividend rate that results from an auction for Preferred Shares will not be greater than the "maximum rate." The maximum rate means the applicable percentage of the "AA" Financial Composite Commercial Paper Rate on the date of such auction determined as set forth below based on the credit rating assigned to the Preferred Shares by Moody's:

                                                      Applicable
Moody's credit rating                                 percentage
----------------------------------------------------------------
aa3 or Above                                             125%
a3 to a1                                                 160
baa3 to baa1                                             250
Below baa3                                               275

EFFECT OF FAILURE TO PAY DIVIDENDS IN A TIMELY MANNER

If the Trust fails to pay, in a timely manner, the auction agent the full amount of any dividend on any Preferred Shares, but the Trust cures the failure and pays any late charge before 12:00 noon New York City time on the third business day following the date the failure occurred, no auction will be held for the Preferred Shares of that series for the first subsequent rate period thereafter, and the dividend rate for the Preferred Shares of that series for that subsequent rate period will be the maximum rate.

However, if the Trust does not effect a timely cure, no auction will be held for the Preferred Shares of that series for the first subsequent rate period thereafter (and for any rate period thereafter, to and including the rate period during which the failure is cured and the late charge is paid), and the dividend rate for the Preferred Shares of that series for each subsequent rate period will be the default rate.

The default rate means 300% of the applicable "AA" Financial Composite Commercial Paper Rate for a dividend period of fewer than 270 days and 300% of the applicable Treasury Index Rate for a dividend period of 270 days or more. Late charges are also calculated at the applicable default rate.

RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS

When the Trust has any Preferred Shares outstanding, the Trust may not pay any dividend or distribution (other than a dividend or distribution paid in shares, or options, warrants or rights to subscribe for or purchase, common shares) in respect of common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Trust ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation), unless: (i) it has paid all cumulative dividends on the Preferred Shares; (ii) it has redeemed any Preferred Shares that it has called for mandatory redemption; and (iii) after paying the dividend, the Trust meets the asset coverage requirements described under "Rating agency guidelines."

Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on any series of shares of the Trust ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Preferred Shares through their most recent dividend payment date. When dividends are not paid in full upon the Preferred Shares through their most recent dividend payment date or upon any other series of shares ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any other such series of shares ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other series of preferred shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other series of preferred shares bear to each other.

DESIGNATION OF SPECIAL RATE PERIODS

The Trust may instruct the auction agent to hold auctions and pay dividends other than weekly (a "special rate period"). The Trust may establish dividend periods up to and exceeding one year. The Trust may do this if, for example, the Trust expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the effect of the Trust's leverage on common shareholders. If the Trust elects to hold auctions and pay dividends less frequently than weekly, the Preferred Shares will be subject to increased interest rate risk and liquidity risk, including the risk that the market value of the Preferred Shares will be less than their liquidation preference. The Trust does not currently expect to hold auctions and pay dividends less frequently than weekly in the near future. If the Trust designates a special rate period, changes in interest rates could affect the price received if the shares were sold in the secondary market.

Before the Trust designates a special rate period: (i) at least 7 business days (or 2 business days in the event the duration of the dividend period prior to such special rate period is less than 8 days) and not more than 30 business days before the first day of the proposed special rate period, the Trust must issue a press release stating its intention to designate a special rate period and inform the auction agent of the proposed special rate period by telephonic or other means and confirm it in writing promptly thereafter and (ii) the Trust must inform the auction agent of the proposed special rate period by 3:00 p.m. New York City time on the second business day before the first day of the proposed special rate period.

VOTING RIGHTS

Holders of Preferred Shares,  voting as a separate class, are entitled to elect:
(i) two trustees of the Trust at all times and (ii) a majority of the trustees if at any time dividends on the Preferred Shares shall be unpaid in an amount equal to two years' dividends thereon, and to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for.

So long as any of the Preferred Shares are outstanding, the Trust will not, without the affirmative vote of the holders of a majority of the outstanding Preferred Shares: (i) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (ii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Trust's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings,
(B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the Preferred Shares, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (iii) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Trust's paying agent and the auction agent; or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Trust may borrow as may be permitted by the Trust's investment restrictions (including the utilization of a credit facility for investment leverage); provided, however, that transfers of assets by the Trust subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Trust has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount (as defined below) as of the immediately preceding valuation date.

In addition, the affirmative vote of the holders of a majority of the outstanding Preferred Shares shall be required to approve any plan of reorganization (as such term is used in the Investment Company Act) adversely affecting such shares or any action requiring a vote of security holders of the Trust under Section 13(a) of the Investment Company Act. In the event a vote of holders of Preferred Shares is required pursuant to the provisions of Section 13(a) of the Investment Company Act, the Trust shall, not later than ten business days prior to the date on which such vote is to be taken, notify the rating agency that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and shall, not later than ten business days after the date on which such vote is taken, notify the rating agency of the results of such vote.

The affirmative vote of the holders of a majority of the outstanding Preferred Shares of any series, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series or classes of the Trust's shares of capital stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter: (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this paragraph will in each case be in addition to a separate vote of the requisite percentage of common shares and/or preferred shares necessary to authorize the action in question.

REDEMPTION

MANDATORY REDEMPTION

In the event the Trust does not timely cure a failure to: (i) maintain a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount, (ii) maintain the Investment Company Act Preferred Shares Asset Coverage, or (iii) file a required certificate related to asset coverage on time, the Preferred Shares will be subject to mandatory redemption (or "call") out of funds legally available therefore in accordance with the Declaration of Trust, the Certificate and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of Preferred Shares necessary to restore the required discounted value or the Investment Company Act Preferred Shares Asset Coverage, as the case may be.

In determining the number of Preferred Shares required to be called in accordance with the foregoing, the Trust will allocate the number of shares required to be called to satisfy the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Preferred Shares and other preferred shares of the Trust, subject to redemption or retirement. See "Rating agency guidelines." If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Trust may redeem such shares by lot or other method that it deems fair and equitable.

OPTIONAL REDEMPTION

To the extent permitted under the Investment Company Act and Massachusetts law, the Trust at its option may call Preferred Shares having a dividend period of one year or less, in whole or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior notice. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a dividend period of more than one year are redeemable at the option of the Trust, in whole or in part, prior to the end of the relevant dividend period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Trust shall not effect any optional redemption unless after giving effect thereto that: (i) the Trust has available certain deposit securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of Preferred Shares by reason of the redemption of Preferred Shares on such date fixed for the redemption and (ii) the Trust would have eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount.

Notwithstanding the foregoing, no Preferred Shares may be called at the option of the Trust unless all dividends in arrears on the outstanding Preferred
Shares, including all outstanding preferred shares, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of outstanding preferred shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding preferred shares.

LIQUIDATION

Subject to the rights of senior creditors and holders of any series ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Trust, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Trust available for distribution to its shareholders, before any payment or distribution shall be made on the common shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to and including the date of final distribution. After the payment to the holders of the Preferred Shares of the full preferential amounts provided for as described herein, the holders of the Preferred Shares as such shall have no right or claim to any of the remaining assets of the Trust.

Neither the consolidation nor merger of the Trust with or into any other corporation or corporations, nor the sale, lease, exchange or transfer by the Trust of all or substantially all of its property and assets, shall be deemed to be a liquidation, dissolution or winding up of the Trust for the purposes of the foregoing paragraph.

The auction

SUMMARY OF AUCTION PROCEDURES

The following is a brief summary of the auction procedures. They are described in more detail in the SAI. The auction determines the dividend rate for Preferred Shares, but the dividend rate will not be higher than the maximum rate. See "Description of Preferred Shares-DIVIDENDS AND DIVIDEND PERIODS." You may buy, sell or hold Preferred Shares in the auction.

If you own Preferred Shares, you may instruct, orally or in writing, a broker-dealer to enter an order in the auction. Existing holders of Preferred Shares can enter three kinds of orders regarding their Preferred Shares: sell, bid and hold.

>> If you enter a sell order, you indicate that you want to sell Preferred Shares at $25,000 per share, no matter what the next rate period's dividend rate will be.

>> If you enter a bid (or "hold at a rate") order, you indicate that you want to sell Preferred Shares only if the next rate period's dividend rate is less than the rate you specify.

>> If you enter a hold order, you indicate that you want to continue to own Preferred Shares, no matter what the next rate period's dividend rate will be.

You may enter different types of orders for your Preferred Shares, as well as orders for additional Preferred Shares. All orders must be for whole shares. All orders you submit are irrevocable. There are a fixed number of Preferred Shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, and general economic conditions including current interest rates. If you own Preferred Shares and submit a bid higher than the maximum rate, your bid will be treated as a sell order. If you do not enter an order, the broker-dealer will assume that you want to continue to hold Preferred Shares, but if you fail to submit an order for an auction with a special rate period, the broker-dealer will treat your failure to submit a bid as a sell order.

If you do not currently own Preferred Shares, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at $25,000 per share at or above a specified dividend rate. If your bid specifies a rate higher than the maximum rate, your order will not be accepted.

Broker-dealers will submit orders from existing and potential Preferred Shareholders to the auction agent. Neither the Trust nor the auction agent will be responsible for a broker-dealer's failure to submit orders from existing shareholders and potential shareholders. A broker-dealer's failure to submit orders for Preferred Shares held by it or its customers will be treated in the same manner as a shareholder's failure to submit an order to the broker-dealer. A broker-dealer may submit orders to the auction agent for its own account provided it is not an affiliate of the Trust.

The auction agent, after each auction for Preferred Shares, will pay to each broker-dealer, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding a rate period of less than one year, or a percentage agreed to by the Trust and the broker-dealers, in the case of any auction immediately preceding a rate period of one year or longer, of the purchase price of Preferred Shares placed by the broker-dealers at the auction.

If the number of Preferred Shares subject to bid orders with a dividend rate equal to or lower than the maximum rate for Preferred Shares is at least equal to the number of Preferred Shares subject to sell orders, then the dividend rate for the next rate period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential shareholders, would result in existing and potential shareholders owning all the Preferred Shares available for purchase in the auction.

If the number of Preferred Shares subject to bid orders with a dividend rate equal to or lower than the maximum rate for Preferred Shares is less than the number of Preferred Shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, existing shareholders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the shares for which they submitted sell orders.

The auction agent will not accept a bid above the maximum rate. The purpose of the maximum rate is to place an upper limit on dividends of Preferred Shares and in so doing to help protect the earnings available to pay common share dividends, and to serve as the dividend rate in the event of a failed auction (that is, an auction where there are more Preferred Shares offered for sale than there are buyers for those shares).

If broker-dealers submit or are deemed to submit hold orders for all outstanding Preferred Shares, that is considered an "all hold" auction and the dividend rate for the next rate period will be the all hold rate. The "all hold rate" is 80% of the "AA" Financial Composite Commercial Paper Rate (the interest equivalent of rates applicable to "AA"-rated securities for time periods that vary depending on the dividend period).

The auction procedures include a pro rata allocation of Preferred Shares for purchase and sale. This allocation process may result in an existing shareholder continuing to hold or selling, or a potential shareholder buying, fewer shares than the number of Preferred Shares in its order. If this happens, broker-dealers will be required to make appropriate pro rata allocations among their customers.

Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through The Depository Trust Company. Purchasers will pay for their Preferred Shares through broker-dealers in same-day funds to The Depository Trust Company against delivery to the broker-dealers. The Depository Trust Company will make payment to the sellers' broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. Throughout this prospectus, a business day is a day on which the New York Stock Exchange is open for trading, and which is neither a Saturday, Sunday nor any other day on which banks in New York, New York are authorized or obligated by law to close.

The first auction for Series A Preferred Shares will be held on July 10, 2001, the business day preceding the dividend payment date for the initial rate period. Thereafter, except during special rate periods, auctions for Series A Preferred Shares will normally be held every Tuesday, and each subsequent rate period for Series A Preferred Shares will normally begin on the following Wednesday.

The first auction for Series B Preferred Shares will be held on July 12, 2001, the business day preceding the dividend payment date for the initial rate period. Thereafter, except during special rate periods, auctions for Series B Preferred Shares will normally be held every Thursday, and each subsequent rate period for Series B Preferred Shares will normally begin on the following Friday.


SECONDARY MARKET TRADING AND TRANSFER OF PREFERRED SHARES

Broker-dealers (including the Underwriters) may, but are not obligated, to maintain a secondary trading market in Preferred Shares outside of auctions. There can be no assurance that a secondary trading market for Preferred Shares will develop or, if it does develop, that it will provide owners with liquidity of investment. The Preferred Shares will not be registered on any stock exchange or on the Nasdaq stock market. Investors who purchase Preferred Shares in an auction for a special rate period should note that because the dividend rate on such shares will be fixed for the length of that rate period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

An existing shareholder may sell, transfer, or otherwise dispose of Preferred Shares only in whole shares and only: (i) pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures, (ii) to a broker-dealer or (iii) to such other persons as may be permitted by the Trust; provided, however, that: (a) a sale, transfer or other disposition of Preferred Shares from a customer of a broker-dealer who is listed on the records of that broker-dealer as the holder of such shares to that broker-dealer or another customer of that broker-dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such broker-dealer remains the existing shareholder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to auctions, the broker-dealer (or other person, if permitted by the Trust) to whom such transfer is made shall advise the auction agent of such transfer.

Rating agency guidelines

The Trust is required under Moody's guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. To the extent any particular portfolio holding does not satisfy the guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by Moody's at the time of the calculation). The guidelines also impose certain diversification requirements on the Trust's overall portfolio. The "Preferred Shares Basic Maintenance Amount" is the sum of: (i) the aggregate liquidation preference of the Preferred Shares then outstanding, (ii) the total principal of any senior debt (plus accrued and projected dividends), (iii) certain Trust expenses and
(iv) certain other current liabilities.

The Trust is also required under Moody's guidelines to maintain, with respect to the Preferred Shares, as of the last business day of each month in which any Preferred Shares are outstanding, asset coverage of at least 200% with respect to senior securities which are shares of beneficial interest in the Trust, including the Preferred Shares (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act Preferred Shares Asset Coverage"). Based on the composition of the Trust's portfolio and market conditions as of May 31, 2001, the 1940 Act Preferred Shares Asset Coverage with respect to the Preferred Shares, assuming the issuance of all Preferred Shares offered hereby and the use of the proceeds as intended, would be computed as follows:

   Value of Trust assets less liabilities not
     constituting senior securities                        $544 million
                                               =                          = 247%
   -----------------------------------------            -----------------
   Senior securities representing indebtedness plus
     liquidation value of the Preferred Shares             $220 million

In the  event the Trust  does not  timely  cure a  failure  to  maintain:  (i) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (ii) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Trust will be required to redeem Preferred Shares as described above under "Description of Preferred Shares - REDEMPTION."

The Trust may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Board of Trustees may, without shareholder approval, amend, alter, add to or repeal any or all of the definitions and related provisions which have been adopted by the Trust pursuant to the rating agency guidelines in the event the Trust receives written confirmation from Moody's that any such change would not impair the rating then assigned.

As described by Moody's, a preferred share rating is an assessment of the capacity and willingness of an issuer to pay preferred share obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell Preferred Shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to Moody's by the Trust and the Adviser, and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

The rating agency guidelines will apply to the Preferred Shares only so long as Moody's is rating such shares. The Trust will pay fees to Moody's for rating the Preferred Shares.

Underwriting

The Underwriters named below, acting through UBS Warburg LLC, 299 Park Avenue, New York, New York, as lead manager, and Salomon Smith Barney Inc., A.G. Edwards & Sons, Inc. and Prudential Securities Incorporated as their representatives, have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Trust and the Adviser, to purchase the number of Preferred Shares opposite their respective names. The Underwriters are committed to purchase all of such Preferred Shares if any are purchased.


                                                          NUMBER OF
UNDERWRITER                                           PREFERRED SHARES
--------------------------------------------------------------------------------
                                            SERIES A                    SERIES B
UBS Warburg LLC.............................  1,320                        1,320
Salomon Smith Barney Inc. ..................    660                          660
A.G. Edwards & Sons, Inc. ..................    110                          110
Prudential Securities Incorporated..........    110                          110
                                             ------                       ------
         Total..............................  2,200                        2,200
                                             ======                        =====

The Trust has agreed to pay a commission to the Underwriters in the amount up to $250 per Preferred Share (1% of the public offering price per Preferred Share). The Underwriters have advised the Trust that they may pay up to $137.50 per Preferred Share to selected dealers who sell the Preferred Shares and that such dealers may reallow a concession of up to $100 per Preferrred Share to certain other dealers who sell Preferred Shares.

The Underwriters will act as broker-dealers and will be entitled to fees for services as broker-dealers as set forth under "The auction-SUMMARY OF AUCTION PROCEDURES."


The Trust and Eaton Vance have each agreed to indemnify the Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The Trust anticipates that the Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

As described below under "Shareholder servicing agent, custodian and transfer agent," UBS Warburg LLC will provide shareholder services to the Trust pursuant to a Shareholder Servicing Agreement with Eaton Vance. Eaton Vance pays a monthly fee, on an annual basis, equal to 0.10% of the average weekly gross assets of the Trust for such services.

Shareholder servicing agent, custodian and transfer agent

Pursuant to a Shareholder Servicing Agreement between UBS Warburg LLC (the "Shareholder Servicing Agent") and Eaton Vance, the Shareholder Servicing Agent will (i) undertake to make public information pertaining to the Trust on an ongoing basis and to communicate to investors and prospective investors the Trust's features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate); (ii) make available to investors and prospective investors market price, net asset value, yield and other information regarding the Trust, if reasonably obtainable, for the purpose of maintaining the visibility of the Trust in the investor community; (iii) at the request of Eaton Vance, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Trust, and consult with representatives and the Board of Trustees of the Trust in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Trust's market performance and (b) comparative information regarding the Trust and other closed-end management investment companies with respect to: (1) the net asset value of their respective shares, (2) the respective market performance of the Trust and such other companies and (3) other relevant performance indicators; and (iv) at the request of Eaton Vance, provide information to and consult with the Board of Trustees with respect to applicable modifications to dividend policies or capital structure, repositioning or restructuring of the Trust, conversion of the Trust to an open-end investment company, liquidation or merger; provided, however, that under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. For these services, Eaton Vance will pay the Shareholder Servicing Agent a fee, equal on an annual basis, to 0.10% of the Trust's average weekly gross assets, payable in arrears at the end of each calendar quarter. Under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is relieved from liability to Eaton Vance for any act or omission in the course of its performance under the Shareholder Servicing Agreement in the absence of gross negligence or willful misconduct by the Shareholder Servicing Agent. The Shareholder Servicing Agreement will continue for an initial term of two years and thereafter for successive one-year periods unless terminated by either party upon 60 days written notice.

Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116 is the custodian of the Trust and will maintain custody of the securities and cash of the Trust. IBT maintains the Trust's general ledger and computes net asset value per share at least weekly. IBT also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Trust's investments, and receives and disburses all funds. IBT also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

PFPC, Inc., P.O. Box 5123, Providence, RI 02940-9653 is the transfer agent and common share dividend disbursing agent of the Trust.

Legal matters

It is expected that certain legal matters in connection with the Preferred Shares offered hereby will be passed upon for the Trust by Kirkpatrick & Lockhart LLP, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom (Illinois) and its affiliated entities.

Experts

The financial statements of the Trust as of December 31, 2000 included in this prospectus and the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report and incorporated by reference into the SAI is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Additional information

This prospectus and the SAI do not contain all of the information set forth in the registration statement that the Trust has filed with the SEC. The complete registration statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The SAI can be obtained without charge by calling 1-800-225-6265.

Statements contained in this prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

Table of contents for the SAI


Additional Investment Information and Restrictions.............................1
Trustees and Officers..........................................................6
Investment Advisory and Other Services.........................................9
Determination of Net Asset Value..............................................10
Portfolio Trading.............................................................11
Taxes.........................................................................12
Other Information.............................................................13
Auditors......................................................................14
Financial Statements..........................................................14
Appendix A:  Additional Information Concerning the
  Auctions for Preferred Shares..............................................A-1
Appendix B:  Glossary........................................................B-1
Appendix C:  Ratings of Corporate Bonds......................................C-1

                               [EATON VANCE LOGO]

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                          June 22, 2001



                         EATON VANCE SENIOR INCOME TRUST

                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                                 1-800-225-6265


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            PAGE
Additional Investment Information and Restrictions.............................1
Trustees and Officers..........................................................6
Investment Advisory and Other Services.........................................9
Determination of Net Asset Value..............................................10
Portfolio Trading.............................................................11
Taxes.........................................................................12
Other Information.............................................................13
Auditors......................................................................14
Financial Statements..........................................................14
Appendix A:  Additional Information Concerning the Auctions
   for Preferred Shares......................................................A-1
Appendix B:  Glossary........................................................B-1
Appendix C: Ratings of Corporate Bonds.......................................C-1

--------------------------------------------------------------------------------


THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EATON VANCE SENIOR INCOME TRUST (THE "TRUST") DATED JUNE 22, 2001, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE TRUST AT 1-800-225-6265.

     Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Trust's prospectus or the Glossary. The Investment Company Act of 1940 is referred to herein as the "1940 Act."

               ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

     STRUCTURE OF SENIOR LOANS. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

     Senior Loans include senior secured floating rate loans and institutionally traded senior secured floating rate debt obligations issued by an asset-backed pool, and interests therein. Loan interests generally take the form of direct interests acquired during a primary distribution and may also take the form of participation interests in, assignments of, or novations of a Senior Loan acquired in secondary markets. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other investors in loan interests.

     The Trust typically purchases "Assignments" from the Agent or other Loan Investors. The purchase of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a loan investor under the Loan Agreement with the same rights and obligations as the assigning party. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

     The Trust also may invest in "Participations". Participations by the Trust in a Loan Investor's portion of a Senior Loan typically will result in the Trust having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Trust may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Trust generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Trust may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Trust may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Trust may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Trust with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

     The Trust will only acquire Participations if the Loan Investor selling the Participation, and any other persons interpositioned between the Trust and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by another nationally recognized rating agency (each a "Rating Agency")) or determined by the investment adviser to be of comparable quality. Securities rated Baa by Moody's have speculative characteristics. Similarly, the Trust will purchase an Assignment or Participation or act as a Loan Investor with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by the investment adviser to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody's are considered by Moody's to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.

     LENDING FEES. In the process of buying, selling and holding Senior Loans the Trust may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Trust buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Trust may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Trust may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Trust may include covenant waiver fees and covenant modification fees.

     BORROWER COVENANTS. A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the "Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Senior Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

     ADMINISTRATION OF LOANS. In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Trust will generally rely upon the Agent or an intermediate participant to receive and forward to the Trust its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Trust has direct recourse against the Borrower, the Trust will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Trust will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Trust and the other Loan Investors pursuant to the applicable Loan Agreement.

     A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Trust were determined to be subject to the claims of the Agent's general creditors, the Trust might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants similar risks may arise.

     PREPAYMENTS. Senior Loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Trust derives interest income will be reduced. However, the Trust may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Trust's performance because the Trust should be able to reinvest prepayments in other Senior Loans that have similar or identical yields and because receipt of such fees may mitigate any adverse impact on the Trust's yield.

     OTHER INFORMATION REGARDING SENIOR LOANS. From time to time, the Adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell Senior Loans to or acquire them from the Trust or may be intermediate participants with respect to Senior Loans in which the Trust owns interests. Such banks may also act as Agents for Senior Loans held by the Trust.

     The Trust may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Trust may also invest in Senior Loans of Borrowers who have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

     To the extent that collateral consists of the stock of the Borrower's subsidiaries or other affiliates, the Trust will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Trust may invest in Senior Loans guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans. During any such period in which the Senior Loan is temporarily unsecured, such Senior Loans will not be treated as secured Senior Loans for purposes of the Trust's policy of investing in normal market conditions at least 80% of its total assets in such secured Senior Loans.

     If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Trust's security interest in the loan collateral or subordinate the Trust's rights under the Senior Loan to the interests of the Borrower's unsecured creditors. Such action by a court could be based, for example, on a

"fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Trust. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Trust's security interest in loan collateral. If the Trust's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, it is unlikely that the Trust would be able to recover the full amount of the principal and interest due on the Loan.

     INTEREST RATE SWAPS. The Trust may enter into interest rate swaps on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. For example, if the Trust holds a Senior Loan with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the Senior Loan because of subsequent changes in interest rates. This would protect the Trust from a decline in the value of the Senior Loan due to rising interest rates, but would also limit its ability to benefit from falling interest rates.

     The Trust will enter into interest rate swaps only on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging and risk management purposes and because a segregated account will be used, the Trust will not treat them as being subject to the Trust's borrowing restrictions. The net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Trust's custodian. The Trust will not enter into any interest rate swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

     Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Trust is contractually obligated to make or receive. Since interest rate swaps are individually negotiated, the Trust expects to achieve an acceptable degree of correlation between its rights to receive interest on Senior Loans and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

     CREDIT DERIVATIVES. The Trust may engage in credit derivative transactions. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. Credit derivative transaction exposure will be limited to 10% of the total assets of the Trust.

     INVESTMENT RESTRICTIONS. The following investment restrictions of the Trust are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Trust's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the Trust present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Trust. As a matter of fundamental policy the Trust may not:

          (1) Borrow money, except as permitted by the 1940 Act;

          (2) Issue senior  securities,  as defined in the 1940 Act,  other than
     (i) Preferred Shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

          (3) Purchase securities on margin (but the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of loan interests, securities or other investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

          (4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

          (5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Trust is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

          (6) Purchase any security if, as a result of such purchase, 25% or more of the Trust's total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for the purpose of this restriction); provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

          (7) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Trust reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities; or

          (8) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments.

     For the purpose of investment restriction (6), the Trust will consider all relevant factors in determining who is the issuer of the loan interest, including: the credit quality of the Borrower, the amount and quality of the collateral, the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements), the degree to which the credit of such interpositioned person was deemed material to the decision to purchase the Senior Loan, the interest rate environment, and general economic conditions applicable to the Borrower and such interpositioned person.

     The Trust has adopted the following nonfundamental investment policy which may be changed by the Trustees without approval of the Trust's shareholders. As a matter of nonfundamental policy, the Trust may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

     Notwithstanding the investment policies and restrictions of the Trust, upon Board of Trustee approval the Trust may invest its investable assets in one or more other management investment companies to the extent permitted by the 1940 Act and rules thereunder.

     Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Trust's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Trust to dispose of such security or other asset. Notwithstanding the foregoing, the Trust must always be in compliance with the borrowing policies set forth above.

                              TRUSTEES AND OFFICERS

     The Trustees of the Trust are responsible for the overall management and supervision of the Trust's affairs. Trustees and officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Those Trustees who are "interested persons" of the Trust as defined in the 1940 Act by virtue of their affiliation with Eaton Vance, BMR, EVC or EV, are indicated by an asterisk(*).

JESSICA M. BIBLIOWICZ (41), TRUSTEE* (1)
President and Chief Executive Officer of National Financial Partners (a financial services company) (since April, 1999). President and Chief Operating Officer of John A Levin & Co. (a registered investment advisor) (July, 1997 to April, 1999) and a Director of Baker, Fentress & Company which owns John A. Levin & Co. (July, 1997 to April, 1999). Formerly Executive Vice President of Smith Barney Mutual Funds (from July, 1994 to June, 1997). Elected Trustee
February 22, 1999. Trustee of various investment companies managed by Eaton Vance or BMR since October 30, 1998.
Address:  787 Seventh Avenue, New York, New York  10019

DONALD R. DWIGHT (70), TRUSTEE (1)(4)
President of Dwight Partners, Inc. (a corporate relations and communications company). Trustee/Director of the Royce Funds (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address:  Clover Mill Lane, Lyme, New Hampshire 03768

JAMES B. HAWKES (59), PRESIDENT AND TRUSTEE* (1)
Chairman, President and Chief Executive Officer of Eaton Vance, BMR and their corporate parent and trustee (EVC and EV); Director of EVC and EV. Trustee and officer of various investment companies managed by Eaton Vance or BMR.

SAMUEL L. HAYES, III (66), TRUSTEE (2)(4)
Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Trustee of the Kobrick Investment Trust (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address:  345 Nahatan Road, Westwood, Massachusetts 02090

NORTON H. REAMER (65), TRUSTEE (2)
Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (since November, 2000) and President, Jordan Simmons Capital LLC (manager of energy related investments) (since November,
2000). President, Unicorn Corporation (an investment and financial advisory services company) (since September, 2000). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address:  One International Place, Boston, Massachusetts  02110

LYNN A. STOUT (43), TRUSTEE (3)
Professor of Law, Georgetown University Law Center. Elected Trustee February 22, 1999. Trustee of various investment companies managed by Eaton Vance or BMR since October 30, 1998.
Address:  600 New Jersey Avenue, NW, Washington, DC  20001

JACK L. TREYNOR (71), TRUSTEE (3)
Investment Adviser and Consultant. Trustee of various investment companies managed by Eaton Vance or BMR.
Address:  504 Via Almar, Palos Verdes Estates, California 90274

SCOTT H. PAGE (41), VICE PRESIDENT
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

PAYSON F. SWAFFIELD (44), VICE PRESIDENT
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

MICHAEL W. WEILHEIMER (40), VICE PRESIDENT
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR (56), TREASURER
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER (60), SECRETARY
Vice President, Secretary and Chief Legal Officer of Eaton Vance, BMR, EV and EVC. Prior to joining Eaton Vance on November 1, 1996, he was a Partner of the law firm of Kirkpatrick & Lockhart LLP, New York and Washington, D.C. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (65), ASSISTANT TREASURER AND ASSISTANT SECRETARY
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (38), ASSISTANT SECRETARY
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

ERIC G. WOODBURY (43), ASSISTANT SECRETARY
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

----------
(1)  Class I Trustee whose term expires in 2002.
(2)  Class II Trustee whose term expires in 2003.
(3)  Class III Trustee whose term expires in 2001.
(4) Trustee to be elected exclusively by holders of Preferred Shares as described in the prospectus.

     The Nominating Committee of the Board of Trustees of the Trust is comprised of the Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance or its affiliates.

     Messrs. Hayes (Chairman), Dwight, Reamer and Ms. Stout are members of the Special Committee of the Board of Trustees of the Trust. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Trust, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Trust or its shareholders.

     Messrs. Treynor (Chairman), Dwight and Reamer are members of the Audit Committee of the Board of Trustees of the Trust. Each member is independent of the Trust, as defined by New York Stock Exchange Listing Standards. The Audit Committee's functions include making recommendations to the Board regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Trust.

     Trustees of the Trust who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Trust in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Trust's assets, liabilities, and net income per share, and will not obligate the Trust to retain the services of any Trustee or obligate the Trust to pay any particular level of compensation to the Trustee. The Trust does not have a retirement plan for its Trustees.

     Each interested Trustee and officer holds comparable positions with certain affiliates of Eaton Vance or with certain other funds of which Eaton Vance or BMR is the investment adviser or distributor.

     The fees and expenses of the noninterested Trustees of the Trust are paid by the Trust. (The Trustees of the Trust who are members of the Eaton Vance organization receive no compensation from the Trust.) During the fiscal year ended June 30, 2000, the noninterested Trustees of the Trust earned the following compensation in their capacities as Trustees of the Trust, and for the year ended December 31, 2000 earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1).

                                                                             Total Compensation
                                                       Compensation            from Trust and
Name                                                    from Trust              Fund Complex
----                                                    ----------              ------------
Jessica M. Bibliowicz............................         $   --                 $ 160,000
Donald R. Dwight.................................          1,737                   162,500(2)
Samuel L. Hayes, III.............................          2,084                   170,000
Norton H. Reamer.................................          1,083                   160,000
Lynn A. Stout....................................          1,950                   160,000(3)
Jack L. Treynor..................................          1,977                   170,000

----------
(1) As of April 15, 2001 the Eaton Vance fund complex consists of 155 registered investment companies or series thereof.
(2)  Includes $60,000 of deferred compensation.
(3)  Includes $16,000 of deferred compensation.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     The Trust will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under the Advisory Agreement or Administration Agreement. Such costs and expenses to be borne by the Trust include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws, stock exchange listing fees and governmental fees; expenses of reports to shareholders, proxy statements and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Trust shares; and investment advisory and administration fees. The Trust will also bear expenses incurred in connection with any litigation in which the Trust is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

     For the six months ended December 31, 2000 and for the fiscal year ended June 30, 2000, the Trust paid the Adviser advisory fees aggregating $2,035,665 and $4,236,411, respectively, equivalent to 0.85% (annualized), and 0.85%, respectively, of the Trust's average daily gross assets. As of December 31, 2000, the gross assets of the Trust were $450,576,985. For the period from October 30, 1998 (start of business) to June 30, 1999, the Trust paid the Adviser advisory fees aggregating $2,747,986, equivalent to 0.85% (annualized) of the Trust's average daily gross assets. To enhance the net income of the Trust, the Adviser reduced its advisory fee in the amount of $579,350.

     For the six months ended December 31, 2000 and for the fiscal year ended June 30, 2000, the Trust paid Eaton Vance administration fees aggregating $598,671 and $1,246,003, respectively, equivalent to 0.25% (annualized), and 0.25%, respectively, of the Trust's average daily gross assets. For the period from October 30, 1998 (start of business) to June 30, 1999, the Trust paid Eaton Vance administration fees aggregating $806,604, equivalent to 0.25% (annualized) of the Trust's average daily gross assets. To enhance the net income of the Trust, Eaton Vance reduced its administration fee in the amount of $173,333.

     For the six months ended December 31, 2000, the fiscal year ended June 30, 2000, and for the period from the start of business, October 30, 1998 to June 30, 1999, Eaton Vance Distributors, Inc., made payments to UBS Warburg LLC under the Shareholder Servicing Agreement for the common shares of the Trust in the amount of $236,939, $498,401 and $254,719, respectively.

     The Advisory Agreement with the Adviser continues in effect to March 31, 2002 and from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust or of the Adviser cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding interests of the Trust. The Trust's Administration Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Trust's Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Trustees of the Trust or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Trust. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Trust under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Trust for any loss incurred, to the extent not covered by insurance.

     INFORMATION ABOUT BMR AND EATON VANCE. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. EV is a wholly-owned subsidiary of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, John G.L. Cabot, Leo I. Higdon, Jr., John M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. All of the issued and outstanding shares of BMR are owned by Eaton Vance and all of the shares of Eaton Vance are owned by Eaton Vance Business Trust, which is owned by EVC. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Jeffrey P. Beale, Alan R. Dynner, Thomas E. Faust, Jr., Thomas J. Fetter, Scott H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer and Wharton P. Whitaker (all of whom are officers of Eaton Vance.) The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Trustees and Officers", all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

     CODE OF ETHICS. The Adviser and Trust have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held by the Trust) subject to certain pre-clearance and reporting requirements and other procedures.

     EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Trust, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Trust and such banks.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value per Share of the Trust is determined no less frequently than weekly, generally on the last day of the week that the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Trust's net asset value per Share is determined by IBT, in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of the Trust's total assets, less its liabilities by the number of shares outstanding.

     The Trustees  have approved and monitor the  procedures  under which Senior
Loans are valued. The Adviser and the Valuation Committee may implement new pricing methodologies or expand mark-to-market valuation of Senior Loans in the future, which may result in a change in the Trust's net asset value per share. The Trust's net asset value per share will also be affected by fair value pricing decisions and by changes in the market for Senior Loans. In determining the fair value of a Senior Loan, the Adviser will consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Trust's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan.

     Non-loan holdings (other than short term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the- counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be based upon a dealer quotation.

     Short-term obligations which mature in 60 days or less are valued at amortized cost, if their original term to maturity when acquired by the Trust was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Trust was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements will be valued by the Trust at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Trustees of the Trust.

                                PORTFOLIO TRADING

     Specific decisions to purchase or sell securities for the Trust are made by employees of the Adviser who are appointed and supervised by its senior officers. Such employees may serve other clients of the Adviser in a similar capacity. Changes in the Trust's investments are reviewed by the Board.

     The Trust will acquire Senior Loans from major international banks, selected domestic regional banks, insurance companies, finance companies and other financial institutions. In selecting financial institutions from which Senior Loans may be acquired, the Adviser will consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While these financial institutions are generally not required to repurchase Senior Loans which they have sold, they may act as principal or on an agency basis in connection with their sale by the Trust.

     Other fixed-income obligations which may be purchased and sold by the Trust are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Trust may also purchase fixed-income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that the Trust will not pay significant brokerage commissions, on occasion it may be necessary or desirable to purchase or sell a security through a broker on an agency basis, in which case the Trust will incur a brokerage commission. Although spreads or commissions on portfolio transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Trust and the Adviser's other clients for providing brokerage and research services to the Adviser.

     Securities considered as investments for the Trust may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Trust and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Trust will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations may be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the

Trust from time to time, it is the opinion of the Trustees of the Trust that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

     For the fiscal years ended June 30, 2000 and 2001 and for the six months ended December 31, 2000, the Trust paid no brokerage commissions.

     The frequency of portfolio purchases and sales, known as the "turnover rate," will vary from year to year. The Trust's turnover rate for the fiscal years ended June 30, 2000 and 1999 were 63% and 27%, respectively.

                                      TAXES

     The following discussion is for general information purposes only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of Preferred Shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

     The Trust has elected to be, and intends to qualify each year for treatment as a regulated investment company ("RIC"), under the Internal Revenue Code of 1986, as amended (the "Code"), in order to reduce or eliminate federal income tax. Accordingly, the Trust intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute a sufficient amount of its investment company taxable income so as to effect such qualification.

     Dividends and other distributions declared by the Trust in October, November or December of any year and payable to Shareholders of record on a date in any of those months will be deemed to have been paid by the Trust and received by the Shareholders on December 31st of that year if the distributions are paid by the Trust during January of the following year. Accordingly, those distributions will be taxed to Shareholders for the year in which that December 31st falls.

     To avoid a non-deductible 4% federal excise tax, the Trust must distribute to its Shareholders by the end of each calendar year substantially all of its ordinary income and capital gain net income, plus certain other amounts. Under current law, provided that the Trust qualifies as a RIC, it should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

     Income and gains from investments in securities of foreign issuers may be subject to foreign income, withholding or other taxes, which may reduce the Trust's yield and/or total return. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. Shareholders will not be able to claim any foreign tax credit or deduction with respect to these foreign taxes.

     Certain investments of the Trust may bear original issue discount or market discount for tax purposes. The Trust will be required to include in income each year a portion of such original issue discount and may elect to include in income each year a portion of such market discount. In addition, the Trust may be required to include in income each year, for federal income tax purposes, income with respect to these or other investments even though the collectibility by the Trust of cash payments corresponding to such income is doubtful. The Trust may have to dispose of investments that it would otherwise have continued to hold to provide cash to enable it to satisfy its distribution requirements with respect to such income.

     Some of the Trust's investment practices (including those involving certain risk management transactions) may be subject to special provisions of the Code that, among other things, may defer the Trust's deduction of certain losses and affect the holding period of certain securities it holds and the character of certain gains or losses it realizes. These provisions may also require the Trust to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Trust will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a RIC.

     The Trust will designate distributions made to holders of common shares and to holders of Preferred Shares, including the Preferred Shares, in accordance with each class's proportionate share of each item of Trust income (such as tax-exempt interest, net capital gains and other taxable income).

     On a sale or exchange of Preferred Shares, the holder will recognize taxable gain or loss equal to the difference between the holder's adjusted basis for the Preferred Shares and the amount realized. Any such gain or loss will be treated as capital gain or loss if the Preferred Shares are capital assets in the holder's hands and as long-term capital gain or loss if the Preferred Shares are held for more than one year. Any loss realized on the sale or exchange of Preferred Shares held by a Shareholder for six months or less will be disallowed to the extent the shareholder has received exempt-interest dividends with respect to those Preferred Shares, and any such loss that exceeds the disallowed amount will be treated as a long-term capital loss to the extent of any distribution of net capital gain with respect to those Preferred Shares. In addition, a loss realized on a sale of Preferred Shares will be disallowed to the extent the Shareholder acquires other Preferred Shares within the period beginning 30 days before, and ending 30 days after, the sale.

     Investment in Preferred Shares is not appropriate for non-U.S. investors or as a retirement plan investment.

                                OTHER INFORMATION

     The Trust is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Trust property or the acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations. The Trust believes the risk of any shareholder (including any Preferred Shareholder) incurring any liability for the obligations of the Trust is remote.

     The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Trust or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

     The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Trust shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares.

     The Trust's prospectus and SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

                                    AUDITORS

     Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, are the independent auditors for the Trust, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

                              FINANCIAL STATEMENTS

     The audited financial statements of, and the independent auditors' reports for, the Trust appear in the Trust's most recent annual and semiannual reports to shareholders and are incorporated by reference into this SAI. A copy of the annual and semiannual reports accompanies this SAI.


     HOUSEHOLDING.   Consistent  with  applicable  law,  duplicate  mailings  of shareholder reports and certain other Trust information to shareholders residing at the same address may be eliminated.

                                   APPENDIX A

       ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES

GENERAL

     The By-laws provides that the Applicable Rate for each Dividend Period of shares of each series shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of a Dividend Period for each such series (an "Auction Date") from implementation of the Auction Procedures set forth in the By-laws and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such series. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." The following summary is qualified by reference to the Auction Procedures set forth in the By-laws.

     AUCTION AGENCY AGREEMENT. The Trust has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Bankers Trust Company), which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of each series of Preferred Shares so long as the Applicable Rate for shares of such series is to be based on the results of the Auction.

     BROKER-DEALER AGREEMENTS. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Trust, which provides for the participation of those Broker-Dealers in Auctions for shares of a series of Preferred Shares. See "Broker-Dealers" below.

     SECURITIES DEPOSITORY. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to shares of each series of Preferred Shares. One certificate for all of the shares of each series of Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Preferred Shares contained in the By-laws. The Trust will also issue stop-transfer instructions to the transfer agent for shares of each series of Preferred Shares. Prior to the commencement of the right of Holders of Preferred Shares to elect a majority of the Trust's Trustees, as described under "Description of Preferred Shares-Voting Rights" in the Prospectus, Cede & Co. will be the Holder of all shares of each series of Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

     DTC, a New York chartered limited purpose trust company, performs services for its participants (including Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such Agent Member in shares of each series of Preferred Shares, whether for its own account or as a nominee for another person.

ORDERS BY EXISTING HOLDERS AND POTENTIAL HOLDERS

     On or prior to the Submission Deadline on each Auction Date for shares of a series of Preferred Shares:

     (a) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise a:

          (i) "Hold Order" -- indicating the number of Outstanding shares, if any, of such series that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for such shares of such series for the next succeeding Rate Period of such shares;

          (ii) "Bid" -- indicating the number of Outstanding shares, if any, of such series that such Beneficial Owner offers to sell if the Applicable Rate for such shares of such series for the next succeeding Rate Period shall be less than the rate per annum specified by such Beneficial Owner in such Bid; and/or

          (iii)"Sell Order" -- indicating the number of Outstanding shares, if any, of such that such Beneficial Owner offers to sell without regard to the Applicable Rate for such shares of such series for the next succeeding Rate Period; and

     (b) Broker-Dealers shall contact customers who are Potential Beneficial Owners by telephone or otherwise including Persons who are not Beneficial Owners to determine the number of shares, if any, of such series that they offer to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period is not less than the rate per annum specified by such Potential Beneficial Owners (also defined as a "Bid" and collectively with such expressions of interest as defined in (a)(ii) defined as "Bids."

     The communication to a Broker-Dealer of the foregoing  information in parts
(a) and (b) of this section is herein referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order with its Broker-Dealer is herein referred to as a "Bidder" and collectively as "Bidders." The submission by a Broker-Dealer of an Order to the Auction Agent shall likewise be referred to herein as an "Order" and collectively as "Orders," and an Existing Holder or Potential Holder who places an Order with the Auction Agent or on whose behalf an Order is placed with the Auction Agent shall likewise be referred to herein as a "Bidder" and collectively as "Bidders."

     A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of a series of Preferred Shares then held by such Beneficial Owner. A Bid placed by a Beneficial Owner specifying a rate higher than the Applicable Rate determined in the Auction shall constitute an irrevocable offer to sell the shares subject thereto. A Beneficial Owner that submits a Bid to its Broker-Dealer having a rate higher than the Maximum Rate on the Auction Date thereof will be treated as having submitted a Sell Order to its Broker-Dealer. A Beneficial Owner that fails to submit to its Broker-Dealer prior to the Submission Deadline for shares of such series an Order or Orders covering all the Outstanding shares of such series held by such Beneficial Owner will be deemed to have submitted a Hold Order to its Broker-Dealer covering the number of Outstanding shares of such series held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit to its Broker-Dealer prior to the Submission Deadline for shares of a series of Preferred Shares an Order or Orders covering all of the Outstanding shares of such series held by such Beneficial Owner for an Auction relating to a Special Rate Period consisting of more than 7 Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer covering the number of Outstanding shares of such series held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the shares of such series of Preferred Shares subject thereto at a price per share equal to $25,000. A Beneficial Owner of shares of a series of Preferred Shares that offers to become the Beneficial Owner of additional shares of such series of Preferred Shares is, for purposes of such offer, a Potential Beneficial Owner.

     A Potential Beneficial Owner of shares of a series of Preferred Shares may submit to its Broker-Dealer Bids in which it offers to purchase shares of a series if the Applicable Rate for the next Rate Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate not higher than the Maximum Rate shall constitute an irrevocable offer to purchase the number of shares of a series of Preferred Shares specified in such Bid if the rate determined in the Auction is equal to or greater than the rate specified in such Bid.

     As described more fully below under "--Submission of Orders by Broker-Dealers to Auction Agent," the Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Trust) as Existing Holders in respect of shares of such series of
Preferred Shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares of such series subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Trust nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner, as described in the preceding paragraph. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any shares of a series of Preferred Shares held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of shares of a series of Preferred Shares held by it, as described in the second preceding paragraph. For information concerning the priority given to different types of Orders placed by Existing Holders, see "--Submission of Orders by Broker-Dealers to Auction Agent" below.

     Neither the Trust nor an affiliate may submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Trust may submit Orders in an Auction, but only if such Orders are not for its own account.

     The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of a series of Preferred Shares that is fewer than the number of shares of such series specified in its Order. See "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. Each purchase or sale shall be made for settlement on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "--Notification of Results; Settlement" below.

     As described above, any Bid specifying a rate higher than the Maximum Rate will (i) be treated as a Sell Order if submitted by a Beneficial Owner or an Existing Holder and (ii) not be accepted if submitted by a Potential Beneficial Owner or a Potential Holder. Accordingly, the Auction Procedures establish the Maximum Rate as a maximum rate per annum that can result from an Auction. See "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

CONCERNING THE AUCTION AGENT

     The Auction Agent is acting as agent for the Trust in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

     The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of a series of Preferred Shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other person, if permitted by the Trust) with respect to transfers described under "The Auction-Secondary Market Trading and Transfer of Preferred Shares" in the Prospectus and notices from the Trust. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to the Trust on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Trust will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Trust may remove the Auction Agent, provided that prior to such removal, the Trust shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

     The Auction Agent after each Auction for shares of a series of Preferred Shares will pay to each Broker-Dealer, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Dividend Period of less than one year, or a percentage agreed to by the Trust and the Broker-Dealers in the case of any Auction immediately preceding a Dividend Period of one year or longer, of the purchase price of shares of such series of Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, shares of a series of Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

     The Trust may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

     The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Trust) may submit Orders in Auctions for its own account, unless the Trust notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Trust may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction. Such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT

     Prior to 1:00 P.M., New York City time, on each Auction Date, or such other time on the Auction Date specified by the Auction Agent (i.e., the Submission Deadline), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Trust) as the Existing Holder or Potential Holder, as the case may be, in respect of the shares of a series of Preferred Shares subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

     If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate to the next highest one-thousandth (0.001) of 1%.

     If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of a series subject to an Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:

     (a) all Hold Orders for shares of such series will be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and, if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares held by such Existing Holder;

     (b) (i) any Bid for shares of such series will be considered valid up to and including the excess of the number of shares of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (a) above;

          (ii) subject to subclause (i), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate will be reduced pro rata to cover the number of shares of such series equal to such excess;

          (iii)subject to subclauses (i) and (ii), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

          (iv) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (b) will be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate specified therein; and

     (c) all Sell Orders for shares of such series will be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (a) above and valid Bids referred to in clause (b) above.

     If more than one Bid of a Potential Holder for shares of a series of Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted will be a separate Bid with the rate and number of shares of such series therein specified.

DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE

     Not earlier than the Submission Deadline on each Auction Date for shares of a series of Preferred Shares, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Hold Order, Bid or Sell Order as submitted or deemed submitted by a Broker-Dealer being herein referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and will determine the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being herein referred to as the "Available Preferred Shares") and whether Sufficient Clearing Bids have been made in the Auction. "Sufficient Clearing Bids" will have been made if the number of Outstanding shares of such series that are the subject of Submitted Bids of Potential Holders specifying rates not higher than the Maximum Rate for all Dividend Periods equals or exceeds the number of outstanding shares of such series that are the subject of Submitted Sell Orders (including the number of shares of such series subject to Bids of Existing Holders specifying rates higher than the Maximum Rate).

     If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made, the Auction Agent will determine the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which, taking into account the rates in the Submitted Bids of Existing Holders, would result in Existing Holders continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of outstanding shares of such series to be purchased by Potential Holders, based on the rates in their Submitted Bids, would equal not less than the Available Preferred Shares. In such event, the Winning Bid Rate will be the Applicable Rate for the next Rate Period for all shares of such series.

     If Sufficient Clearing Bids have not been made (other than because all of the outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders), the Applicable Rate for the next Dividend Period for all shares of such series will be equal to the Maximum Rate. If Sufficient Clearing Bids have not been made, Beneficial Owners that have submitted or that are deemed to have submitted Sell Orders may not be able to sell in the Auction all shares of such series subject to such Sell Orders but will continue to own shares of such series for the next Dividend Period. "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

     If all of the outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders, the Applicable Rate for all shares of such series for the next succeeding Dividend Period shall be the All Hold Rate.

ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES

     Based on the determinations made under "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" above and, subject to the discretion of the Auction Agent to round and allocate certain shares as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures, with the result that Existing Holders and Potential Holders of shares of a series of Preferred Shares will sell, continue to hold and/or purchase such shares as set forth below. Existing Holders that submitted or were deemed to have submitted Hold Orders (or on whose behalf Hold Orders were submitted or deemed to have been submitted) will continue to hold the shares of such series subject to such Hold Orders.

     If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made:

     (a) Each Existing Holder that placed or on whose behalf was placed a Submitted Sell Order or Submitted Bid specifying any rate higher than the Winning Bid Rate will sell the outstanding shares of such series subject to such Submitted Sell Order or Submitted Bid;

     (b) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will continue to hold the Outstanding shares of such series subject to such Submitted Bid;

     (c) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will purchase the number of outstanding shares of such series subject to such Submitted Bid;

     (d) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will continue to hold the shares of such series subject to such Submitted Bid, unless the number of Outstanding Preferred Shares of such series subject to all such Submitted Bids is greater than the number of Preferred Shares ("remaining shares") in excess of the Available Preferred Shares over the number of Preferred Shares accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will continue to hold Preferred Shares of such series subject to such Submitted Bid determined on a pro rata basis based on the number of Outstanding Preferred Shares subject to all such Submitted Bids of such Existing Holders; and

     (e) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate for shares of such series will purchase any shares of Available Preferred Shares not accounted for in clauses (b) through (d) above on a pro rata basis based on the Outstanding Preferred Shares subject to all such Submitted Bids.

     If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (unless this results because all Outstanding shares of such series are subject to Submitted Hold Orders):

     (a) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate for shares of such series will continue to hold the Preferred Shares subject to such Submitted Bid;

     (b) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate for shares of such series will purchase the number of Preferred Shares subject to such Submitted Bid; and

     (c) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate higher than the Maximum Rate for shares of such series or a Submitted Sell Order will sell a number of shares of such series subject to such Submitted Bid or Submitted Sell Order determined on a pro rata basis based on the number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

     If, as a result of the pro rata allocation described in clauses (d) or (e) of the second preceding paragraph or clause (c) of the next preceding paragraph, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of Preferred Shares of a series, the Auction Agent will, in such manner as, in its sole discretion, it will determine, round up or down to the nearest whole share the number of Preferred Shares of such series being sold or purchased on such Auction Date so that the number of shares of such series sold or purchased by each Existing Holder or Potential Holder will be whole shares of such series. If as a result of the pro rata allocation described in clause (e) of the second preceding paragraph, any Potential Holder would be entitled or required to purchase less than a whole share of a series of Preferred Shares, the Auction Agent will, in such manner as, in its sole discretion, it will determine, allocate shares of such series for purchase among Potential Holders so that only whole shares of such series are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing shares of such series.

NOTIFICATION OF RESULTS; SETTLEMENT

     The Auction Agent will be required to advise each Broker-Dealer that submitted an Order of the Applicable Rate for the next Dividend Period and, if the Order was a Bid or Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, by telephone by approximately 3:00 P.M., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order for the account of a customer will then be required to advise such customer of the Applicable Rate for the next Dividend Period and, if such Order was a Bid or a Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, will be required to confirm purchases and sales with each customer purchasing or selling shares of such series as a result of the Auction and will be required to advise each customer purchasing or selling Preferred Shares as a result of the Auction to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor, as appropriate. The Auction Agent will be required to record each transfer of shares of a series of Preferred Shares on the registry of Existing Holders to be maintained by the Auction Agent.

     In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective
Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales of shares of a series of Preferred Shares as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

     If any Existing Holder selling shares of a series of Preferred Shares in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased such shares in such Auction may deliver to such person a number of whole shares of such series that is less than the number of shares of such series that otherwise was to be purchased by such person. In such event, the number of shares of such series to be so delivered shall be determined by such Broker-Dealer. Delivery of such lesser number of shares of such series shall constitute good delivery.

                         DESCRIPTION OF PREFERRED SHARES

     The descriptions of the Preferred Shares contained in this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the Declaration of Trust and the By-laws. Copies of the Declaration of Trust and the By-laws are filed as exhibits to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and copies thereof may be obtained, as described under "Further Information" in the Prospectus.

GENERAL

     The Preferred Shares will rank on a parity with each other and with shares of any other series of Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.

DIVIDENDS AND DIVIDEND PERIODS

     GENERAL. Holders of Preferred Shares will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as described under "--Determination of Dividend Rate," payable on the respective dates set forth below. Dividends so declared and payable shall be paid to the extent permitted under the Code, and to the extent available and in preference to and priority over any dividend declared and payable on the Common Shares.

     On the Business Day next preceding each Dividend Payment Date, the Trust is required to deposit with the Paying Agent sufficient funds for the payment of declared dividends. The Trust does not intend to establish any reserves for the payment of dividends.

     Each dividend will be paid by the Paying Agent to the Holder, which Holder is expected to be the nominee of the Securities Depository. The Securities
Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.

     Holders will not be entitled to any dividends, whether payable in cash, property or shares, in excess of full cumulative dividends except as described under "--Determination of Dividend Rate." No interest will be payable in respect of any dividend payment or payments which may be in arrears. See "--Default Period."

     The amount of dividends per outstanding share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by the liquidation value, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

     DETERMINATION OF DIVIDEND RATE. The dividend rate for the initial Dividend Period (i.e. the period from and including the Date of Original Issue to and including the initial Auction Date) and the initial Auction Date for each Series are set forth on the cover page of the Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Trust has resulted from an Auction.

     Dividend Periods after the initial Dividend Period shall either be Standard Rate Periods (generally 7 days) or, subject to certain conditions and with notice to Holders, Special Rate Periods.

     A Special Rate Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of such Special Rate Period (that is, in general, the number of shares subject to Bids by Potential Beneficial Owners is at least equal to the number of shares subject to Sell Orders by Existing Holders). If Sufficient Clearing Bids do not exist at any Auction in respect of a Special Rate Period, the Dividend Period commencing on the Business Day succeeding such Auction will be the Standard Rate Period, and the Holders of the shares of the affected series will be required to continue to hold such shares for such Standard Rate Period.

     Dividends will accumulate at the Applicable Rate from the Date of Original Issue and shall be payable on each Dividend Payment Date thereafter. Dividends will be paid through the Securities Depository on each Dividend Payment Date.

     The Applicable Rate resulting from an Auction will not be greater than the Maximum Rate. The Maximum Rate is subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount.

     The Maximum Rate for the Preferred Shares will apply automatically following an Auction for such shares in which Sufficient Clearing Bids have not been made (other than because all Preferred Shares were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for circumstances in which the Dividend Rate is the Default Rate, as described below). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding Preferred Shares for a particular Series are subject (or are deemed to be subject) to Hold Orders.

     Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Trust. After each Auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

     NOTIFICATION OF DIVIDEND PERIOD. The Trust will designate the duration of Dividend Periods of the Preferred Shares; provided, however, that no such designation is necessary for a Standard Rate Period and that any designation of a Special Rate Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the Preferred Shares shall have been cured as set forth under "--Default

Period," (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period, (iv) if the Trust shall have mailed a notice of redemption with respect to any shares, as described under "--Redemption," the Redemption Price with respect to such shares shall have been deposited with the Paying Agent, and
(v) the Trust has confirmed that, as of the Auction Date next preceding the first day of such Special Rate Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and has consulted with the Broker-Dealers and has provided notice and a Preferred Shares Basic Maintenance Certificate to each Rating Agency which is then rating the Preferred Shares and so requires.

     If the Trust proposes to designate any Special Rate Period, not fewer than 7 Business Days (or two Business Days in the event the duration of the Special Rate Period is fewer than 8 days) nor more than 30 Business Days prior to the first day of such Special Rate Period, notice shall be (i) made by press release and (ii) communicated by the Trust by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state
(A) that the Trust proposes to exercise its option to designate a succeeding Special Rate Period, specifying the first and last days thereof and (B) that the Trust will, by 3:00 p.m. New York City time, on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Rate Period, in which case the Trust may specify the terms of any Specific Redemption
Provisions, or (y) its determination not to proceed with such Special Rate Period in which latter event the succeeding Dividend Period shall be a Standard Rate Period.

     No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, the Trust shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

     (i) a notice stating (A) that the Trust has determined to designate the next succeeding Dividend Period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of the Specific Redemption Provisions, if any; or

     (ii) a notice stating that the Trust has determined not to exercise its option to designate a Special Rate Period.

     If the Trust fails to deliver either such notice with respect to any designation of any proposed Special Rate Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Rate Period.

     DEFAULT PERIOD. A "Default Period" with respect to a particular Series will commence on any date the Trust fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default") and, together with a Dividend Default and a Redemption Default, hereinafter referred to as "Default").

     A Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent.

     In the case of a Dividend Default, no Auction will be held during a Default Period applicable to that Series and the Applicable Rate for each Dividend Period commencing during a Default Period, will be equal to the Default Rate.

     Each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period applicable to that Series.

     No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Trust) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

RESTRICTIONS ON DIVIDENDS, REDEMPTION AND OTHER PAYMENTS

     Under the 1940 Act, the Trust may not (i) declare any dividend with respect to the Preferred Shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Trust's senior securities representing indebtedness, including all outstanding senior indebtedness of the Trust, including the Trust's obligations under any borrowing facility, would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its preferred stock) or (ii) declare any other distribution on the Preferred Shares or purchase or redeem Preferred Shares if at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Trust's senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its capital stock). A declaration of a dividend or other distribution on or purchase or redemption of Preferred Shares is prohibited unless there is no event of default under indebtedness senior to the Preferred Shares, if any, and immediately after such transaction, the Trust would have Eligible Assets with an aggregated Discounted Value at least equal to the asset coverage requirements under indebtedness senior to the Preferred Shares.

     For so long as the Preferred Shares are Outstanding, except as otherwise provided in the By-laws, the Trust will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, ranking junior to the Preferred Shares as to dividends or upon liquidation) with respect to Common Shares or any other shares of the Trust ranking junior to the Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or other shares ranking junior to the Preferred Shares (except by conversion into or exchange for shares of the Trust ranking junior to the Preferred Shares as to dividends and upon liquidation), unless (i) immediately after such transaction, the Trust would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage would be achieved, (ii) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the Trust's Preferred Shares, including the Preferred Shares, and (iii) the Trust has redeemed the full number of Preferred Shares required to be redeemed by any mandatory provision for redemption including shares of the Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the By-laws.

     For so long as the Preferred Shares are Outstanding, except as set forth in the next sentence, the Trust will not declare, pay or set apart for payment on any series of shares of the Trust ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Preferred Shares through their most recent Dividend Payment Date. When dividends are not paid in full upon the Preferred Shares through their most recent Dividend Payment Date or upon any other series of shares ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective Dividend Payment Dates, all dividends declared upon Preferred Shares and any other such series of shares ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other series of Preferred Shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other series of Preferred Shares bear to each other.

REDEMPTION

     OPTIONAL REDEMPTION. To the extent permitted under the 1940 Act and Massachusetts law, the Trust at its option may redeem Preferred Shares having a Dividend Period of one year or less, in whole or in part, on the Dividend Payment Date upon not less than 15 days' and not more than 40 days' prior notice. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a Dividend Period of more than one year are redeemable at the option of the Trust, in whole or in part, prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Trust shall not effect any optional redemption unless after giving effect thereto (i) the Trust has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of Preferred Shares on such date fixed for the redemption and
(ii) the Trust would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount.

     MANDATORY REDEMPTION. If the Trust fails as of any Valuation Date to meet the Preferred Shares Basic Maintenance Amount Test or, as of the last Business Day of any month, the 1940 Act Preferred Shares Asset Coverage, and such failure is not cured within five Business Days following the relevant Valuation Date in the case of a failure to meet the Preferred Shares Basic Maintenance Amount Test or the last Business Day of the following month in the case of a failure to meet the 1940 Act Preferred Shares Asset Coverage (each an "Asset Coverage Cure
Date"), the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor. The number of Preferred Shares to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of Preferred Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Trust meeting the Preferred Shares Basic Maintenance Amount Test, and the 1940 Act Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all Preferred Shares then Outstanding will be redeemed), and (B) the maximum number of Preferred Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price.

     Preferred Shares may be subject to mandatory redemption in accordance with the foregoing redemption provisions notwithstanding the terms of any Specific Redemption Provision.

     The Trust shall effect any required mandatory redemption pursuant to: (A) the Preferred Shares Basic Maintenance Amount Test, no later than 30 days after the Trust last met the Preferred Shares Basic Maintenance Amount Test or (B) the 1940 Act Preferred Shares Asset Coverage, no later than 30 days after the Asset Coverage Cure Date (the "Mandatory Redemption Date"), except that if the Trust does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of Preferred Shares which are subject to mandatory redemption, or the Trust otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Trust will redeem those Preferred Shares on the earliest practicable date on which the Trust will have such funds available, upon notice to record owners of Preferred Shares and the Paying Agent. The Trust's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Massachusetts law.

     The redemption price per share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Dividend Period of more than one year) any redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price").

     REDEMPTION PROCEDURE. Pursuant to Rule 23c-2 under the 1940 Act, the Trust will file a notice of its intention to redeem with the SEC so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date). The Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of Preferred Shares called for redemption not later than the close of business on the Business Day immediately following the Business Day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from the Trust). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice sent by the Paying Agent to each Holder of Preferred Shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository ("Notice of Redemption"). Notice of Redemption will be addressed to the registered owners of the Preferred Shares at their addresses appearing on the share records of the Trust. Such notice will set forth (i) the redemption date, (ii) the number and identity of Preferred Shares to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, and (v) the provision under which redemption shall be made.

     If fewer than all of the shares of a series of Preferred Shares are redeemed on any date, the shares to be redeemed on such date will be selected by the Trust on a pro rata basis in proportion to the number of shares held by such Holders, by lot or by such other method as is determined by the Trust to be fair and equitable, subject to the terms of any Specific Redemption Provisions. Preferred Shares may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the Holder of all of the Preferred Shares, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each beneficial owner. Each Agent Member will determine the number of shares to be redeemed from the account of each beneficial owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some beneficial owners without selecting for redemption any shares from the accounts of other beneficial owners. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is Holder of all of the shares, the particular shares to be redeemed shall be selected by the Trust by lot, on a pro rata basis between each series or by such other method as the Trust shall deem fair and equitable, as contemplated above.

     If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect such redemption, all rights of the owners of the shares so called for redemption will cease, except the right of the owners of such shares to receive the redemption price, but without interest, and such shares will no longer be deemed to be outstanding for any purpose. The Trust shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the Preferred Shares called for redemption on such date and
(ii) such other amounts, if any, to which Holders of Preferred Shares called for redemption may be entitled. The Trust will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such redemption date will be paid by the Paying Agent to the Trust upon its request; provided, however, the Paying Agent shall notify all owners of the shares whose funds are unclaimed by placing a notice in the Wall Street Journal concerning the availability of such funds for three consecutive weeks. Thereupon the Paying Agent will be relieved of all responsibility to the owners of such shares and such owners may look only to the Trust for payment.

     So long as any Preferred Shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the person for whom they are acting as agent.

     Notwithstanding the provisions for redemption described above, no Preferred Shares may be redeemed at the option of the Trust unless all dividends in arrears on the outstanding Preferred Shares, and all capital stock of the Trust ranking on a parity with the Preferred Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Trust in which case all Preferred Shares and all shares ranking in a parity with the Preferred Shares must receive proportionate amounts.

     Except for the provisions described above, nothing contained in the By-laws limits any legal right of the Trust to purchase or otherwise acquire any Preferred Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any Preferred Shares for which Notice of Redemption has been given and the Trust is in compliance with the 1940 Act Preferred Shares Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Trust shall have no voting rights. If fewer than all the outstanding Preferred Shares are redeemed or otherwise acquired by the Trust, the Trust shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

ASSET MAINTENANCE

     The Trust is required to satisfy two separate asset maintenance requirements in respect of the Preferred Shares: (1) the Trust must maintain assets in its portfolio that have a value, discounted in accordance with the Rating Agency Guidelines, at least equal to the aggregate liquidation preference of the Preferred Shares plus specified liabilities, payment obligations and other amounts; and (ii) the Trust must maintain asset coverage for Preferred Shares of at least 200%.

     PREFERRED SHARES BASIC MAINTENANCE AMOUNT. The Trust will be required under Rating Agency Guidelines to maintain, as of each Business Day on which the Preferred Shares are outstanding, assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount established by the rating agency or agencies then rating the Preferred Shares. If the Trust fails to meet such requirement on any Valuation Date and such failure is not cured by the Asset Coverage Cure Date, the Trust will be required under certain circumstances to redeem certain of the Preferred Shares.

     The "Preferred Shares Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to the sum of:

     (i) (A) the sum of the products resulting from multiplying the number of Outstanding shares of each Series of Preferred Shares on such date by the Liquidation Preference per share of such Series; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Dividend Payment Date for each Outstanding Preferred Share that follows such Valuation Date (or to the 30th day after such Valuation Date, if such 30th day occurs before the first following Dividend Payment Date); (C) the amount of anticipated Trust non-interest expenses for 90 days subsequent to such Valuation Date; (D) the amount of current outstanding balances of any indebtedness which is senior to the Preferred Shares plus interest actually accrued together with additional interest on the current outstanding balances calculated at the current rate multiplied by 1.93 and (E) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation, any indebtedness service to the Preferred Shares and indebtedness due within one year and any redemption premium due with respect to Preferred Shares for which a Notice of Redemption has been given, as of such Valuation Date to the extent reflected in any of (i)(A) through (i)(D): less

     (ii) the sum of any cash plus the value of any Trust assets irrevocably deposited by the Trust for payment of any (i)(B) through (i)(E) (except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated P1 by Moody's and A+/A-1 by S&P, it will be valued at its face value).

     The Advance Rates, the criteria used to determine whether the assets held in the Trust's portfolio are Eligible Assets, and guidelines for determining the market value of the Trust's portfolio holdings for purposes of determining compliance with the Preferred Shares Basic Maintenance Amount are based on the criteria established in connection with the rating the Preferred Shares. The Moody's Advance Rate relating to any asset of the Trust, the Preferred Shares Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Moody's Advance Rate of the Trust's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Trust, without shareholder approval, but only in event that the Trust receives written confirmation from Moody's and which so requires that any such changes would not impair the "aaa" credit rating from Moody's.

     A Rating Agency's Guidelines will apply to the Preferred Shares only so long as such Rating Agency is rating such shares. The Trust will pay certain fees to Moody's for rating the Preferred Shares. The ratings assigned to Preferred Shares are not recommendations to buy, sell or hold Preferred Shares. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time. Any rating of Preferred Shares should be evaluated independently of any other rating.

     Upon any failure to maintain the required Discounted Value of the Trust's Eligible Assets, the Trust will seek to alter the composition of its portfolio to reattain the Preferred Shares Basic Maintenance Amount on or prior to the Preferred Shares Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities.

     1940 ACT PREFERRED SHARES ASSET COVERAGE. The Trust is also required to maintain, as of the last Business Day on any month in which the Preferred Shares are outstanding, asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end company as a condition of declaring dividends on its common shares). If the Trust fails to maintain the 1940 Act Preferred Shares Asset Coverage as of the last Business Day of any month and such failure is not cured as of the related Asset Coverage Cure Date, the Trust will be required to redeem certain Preferred Shares.

     NOTICES. The Trust must deliver to the Auction Agent and the Rating Agency a 1940 Act Preferred Shares Asset Coverage Certificate which sets forth a determination of (i) the Market Value of each Eligible Asset owned by the Trust on that date, (ii) the Discounted Value of each such Eligible Asset, (iii) whether the Preferred Shares Basic Maintenance Amount Test is met as of (A) the Date of Original Issue, (B) the last Valuation Date of each month, (C) any date requested by any Rating Agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Trust's cure of a failure to meet the Preferred Shares Basic Maintenance Amount Test, and (E) on any day that Common or Preferred Shares are redeemed. Such Preferred Shares Basic Maintenance Certificate shall be delivered in the case of clause (A) above on the Date of Original Issue and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

     The Trust is required to deliver to the Auction Agent, and the Rating Agency a certificate which sets forth a determination of (i) the value (as used in the 1940 Act) of the total assets of the Trust, less all liabilities and (ii) whether the 1940 Act Preferred Shares Asset Coverage is met as of that date (a "1940 Act Preferred Shares Asset Coverage Certificate") as of (A) the Date of Original Issue, (B) the last Valuation Date of each quarter thereafter and (C) a Business Day on or before any Asset Coverage Cure Date relating to the failure to meet the 1940 Act Preferred Shares Asset Coverage. Such 1940 Act Preferred Shares Asset Coverage Certificate shall be delivered in the case of clause (A) above on the Date of Original Issue and in the case of clauses (B) and (C) above on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date.

     Within ten Business Days of the Date of Original Issue, the Trust shall deliver to the Auction Agent and Moody's an Auditor's Certificate regarding the accuracy of the calculations made by the Trust in the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered by the Trust on the Date of Original Issue. Within ten Business Days after delivery of the Preferred Shares Basic
Maintenance  Certificate  and the  1940  Act  Preferred  Shares  Asset  Coverage
Certificate relating to the last Valuation Date of each fiscal quarter of the Trust, the Trust will deliver to the Auction Agent and Moody's an Auditor's Certificate regarding the accuracy of the calculations made by the Trust in such Certificates and in one other Preferred Shares Basic Maintenance Certificate randomly selected by the Trust's independent auditors during such fiscal quarter. In addition, the Trust will deliver to the persons specified in the preceding sentence an Auditor's Certificate regarding the accuracy of the calculations made by the Trust on each Preferred Shares Basic Maintenance Certificate and 1940 Act Preferred Shares Asset Coverage Certificate delivered in relation to an Asset Coverage Cure Date within ten days after the relevant Asset Coverage Cure Date. If an Auditor's Certificate shows that an error was made in any such report, the calculation or determination made by the Trust's independent auditors will be conclusive and binding on the Trust. The Auditor's Certificate will confirm, based upon the independent auditors review of portfolio data provided by the Trust, (i) the mathematical accuracy of the calculations reflected in the related Preferred Shares Basic Maintenance Amount Certificates, the 1940 Act Preferred Shares Asset Coverage Certificates, (ii) that, based upon such calculations, the Trust had, at such Valuation Date, met the Preferred Shares Basic Maintenance Amount Test, and (iii) that the Trust met Moody's General Portfolio Requirements.

VOTING

     All voting rights (as described in the Prospectus under "Description of Capital Structure" and "Description of Preferred Shares --Voting Rights") will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

     The Board of Trustees may without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions required to be contained in the By-laws or Declaration of Trust by Moody's in the event the Trust receives written confirmation from Moody's that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's to the Preferred Shares.

RESTRICTIONS ON TRANSFER

     Preferred Shares may be transferred only (a) pursuant to an Order placed in an Auction, (b) to or through a Broker-Dealer, or (c) to the Trust or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding Preferred Shares through different Broker-Dealers, advises the Auction Agent of such transfer.

                               MOODY'S GUIDELINES

     The descriptions of the Moody's Guidelines contained in this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the By-laws. A copy of the By-laws is filed as an exhibit to the registration statement of which the prospectus and this SAI are a part and may be inspected, and copies thereof may be obtained, as described under "Further Information" in the prospectus.

GENERAL

     The composition of the Trust's portfolio reflects Rating Agency Guidelines established by Moody's in connection with the Trust's receipt of a rating of "aaa" from Moody's for the Preferred Shares. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and specify various Advance Rates for debt securities.

     The Rating Agency Guidelines require that the Trust maintain assets having an aggregate Discounted Value greater than the aggregate liquidation preference of the Preferred Shares plus specified liabilities, payment obligations and other amounts, as of periodic Valuation Dates. The Rating Agency Guidelines also require the Trust to maintain asset coverage for the Preferred Shares on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires such asset coverage as a condition to paying dividends or other distributions on Common Stock. See "Description of Preferred Shares - Asset Maintenance." The Rating Agency Guidelines also impose certain diversification requirements on the Trust's overall portfolio.

     The Trust intends to maintain, at specified times, a Discounted Value for its portfolio at least equal to the Preferred Shares Basic Maintenance Amount, the determination of which is as set forth under "Description of Preferred Shares -- Asset Maintenance." Moody's has established guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy Moody's Guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by Moody's.).

     For purposes of calculating the Discounted Value of the Trust's portfolio under current Rating Agency Guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Moody's Eligible Assets") must be discounted by certain advance rates set forth below ("Moody's Advance Rates"). The Discounted Value of a portfolio security under the Rating Agency Guidelines is the Market Value thereof, determined as specified by Moody's, multiplied by the Moody's Advance Rate.

     As described by Moody's, an issue of preferred stock which is rated "aaa" is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stocks. A Moody's credit rating of preferred stock does not address the likelihood that a resale mechanism (e.g., the Auction) will be successful.

     Ratings are not recommendations to purchase, hold or sell Preferred Shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to Moody's by the Trust and obtained by Moody's from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

MOODY'S GUIDELINES

     The Trust's portfolio must meet the following diversification requirements ("Moody's General Portfolio Requirements"):

     (a) no more than 25% by par value of the Trust's total assets can be invested in the securities of borrowers and other issuers having their principal business activities in the same Moody's Industry Classification; provided, that this limitation shall not apply with respect to U.S. Government Securities and provided further that for purposes of this subsection (a), the term "issuer" shall not include a lender selling a participation to the Trust or any other person interpositioned between such lender and the Trust with respect to a participation and

     (b) no more than 10% by par value of the Trust's total assets can be invested in securities of a single issuer, and provided further that for purposes of this subsection (b), the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Trust together with any other persons interpositioned between such lender and the Trust with respect to such participation.

     So long as the Trust's portfolio complies with the Moody's General Portfolio Requirements, the Moody's Advance Rate is the percentage determined below:

          (i) Loans: for each Moody's Asset Category, the percentage specified in the table below opposite such Moody's Asset Category.

                Moody's Asset Category              Advance Rate
                ----------------------              ------------
                          A                            84.5%
                          B                            73%
                          C                            62%
                          D                            45%
                          E                            45%

               Loans rated by S&P but not Moody's that do not exceed 10% of the Trust's Total Assets shall be treated the same as Loans rated solely by Moody's. For all unrated Loans and Loans rated solely by S&P that exceed 10% of the Trust's total assets the Advance Rate shall be reduced by 10%; provided, however, no reduction will occur if the Loan does not have a market value price and has received a category change pursuant to the definition contained in "Moody's Eligible Assets" below.

          (ii) Bonds: the percentage specified in the table below based upon remaining maturity of the Bond and the rating assigned by
               Moody's:

          Maturity
           Years     Aaa   Aa    A    Baa   Ba     B    Caa   Unrated  Below Caa
          ----------------------------------------------------------------------
             1       92%   89%  87%   85%   84%   80%   49%     44%        44%
          ----------------------------------------------------------------------
             2       87%   85%  82%   80%   79%   75%   49%     44%        44%
          ----------------------------------------------------------------------
             3       83%   81%  79%   76%   75%   71%   49%     44%        44%
          ----------------------------------------------------------------------
             4       79%   78%  75%   72%   71%   68%   49%     44%        44%
          ----------------------------------------------------------------------
             5       76%   74%  72%   69%   68%   65%   49%     44%        44%
          ----------------------------------------------------------------------
             7       72%   70%  68%   66%   64%   61%   49%     44%        44%
          ----------------------------------------------------------------------
             10      69%   67%  65%   63%   61%   58%   49%     44%        44%
          ----------------------------------------------------------------------
             15      67%   65%  63%   61%   59%   56%   49%     44%        44%
          ----------------------------------------------------------------------
             20      67%   65%  63%   61%   59%   53%   49%     44%        44%
          ----------------------------------------------------------------------
             30      67%   65%  63%   61%   59%   52%   49%     44%        44%
          ----------------------------------------------------------------------

               Unrated bonds are limited to 5% of the Trust's total assets and must meet the following conditions: the issuer must (i) not have filed for bankruptcy within the past three years, (ii) be current on all principal and interest payments on fixed-income obligations; (iii) be current on all preferred stock dividends; and (iv) possess a current, unqualified auditor's report without qualified, explanatory language. If a Bond is unrated by Moody's but is rated by S&P, then a rating two numeric ratings below the S&P rating will be used (e.g. where the S&P rating is AAA, a Moody's rating of Aa2 will be used; where the S&P rating is AA+, a Moody's rating of Aa3 will be used).

          (iii)Structured Notes: 68% provided the security is rated Baa3 or higher by Moody's, otherwise 51%.

          (iv) Investment Company Securities: 84.5%, provided that the issuer invests at least 65% of its total assets in Loans (under normal market conditions).

          (v)  Equity Assets: 66%.

          (vi) Short Term Money Market Instruments: (A) 97%, so long as such investments mature or have a demand feature at par exercisable within 30 days, (B) 90%, so long as such investments mature or have a demand feature at par not exercisable within 30 days, and
               (C) 83%, if such securities are not rated by Moody's, so long as such investments are rated at least A-2/AA or SP-2/AA by S&P and mature or have a demand feature at par exercisable within 30 days.

          (vii) Cash: 100%.

     Any derivative instruments contributing an outstanding obligation or entitlement shall have an Advance Rate applied in the same amount as the underlying security to which it relates, either as an additional asset or as a reduction in assets, as the case may be.

     Moody's Asset Category means the following five categories (and, for purposes of this categorization, the Market Value Price of a Moody's Eligible Asset trading at par is equal to $1.00).

     (a) Moody's Asset Category A1 means Performing Senior Loans which have a Market Value Price or an Approved Price greater than or equal to $.90.

     (b)  Moody's Asset Category B means:

          (i) Performing Senior Loans which have a Market Value Price or an Approved Price of greater than or equal to $.80 but less than $.90; and

          (ii) Non-Performing Senior Loans which have a Market Value Price or an Approved Price greater than or equal to $.85.

     (c)  Moody's Asset Category C means:

          (i) Performing Senior Loans which have a Market Value Price or an Approved Price greater than or equal to $.70 but less than $.80; and

          (ii) Non-Performing Senior Loans which have a Market Value Price or an Approved Price greater than or equal to $.75 but less than $.85.

     (d) Moody's Asset Category D means Senior Loans and bonds which have a Market Value Price or an Approved Price less than $.75.

     (e) Moody's Asset Category E means Non-Senior Loans which have a Market Value Price or an Approved Price.

     Notwithstanding any other provision contained above, for purposes of determining whether a Moody's Eligible Asset falls within a specific Moody's Asset Category, to the extent that any Moody's Eligible Asset would fall in more than one of the Moody's Asset Categories, such Moody's Eligible Asset shall be deemed to fall into the Moody's Asset Category with the highest applicable Moody's Advance Rate.

     Moody's Eligible Assets include the following:

          (i) Senior Loans and Bonds; provided, however, that (a) Senior Loans with an Approved Price (but no Market Value Price) will qualify as Moody's Eligible Assets only up to a maximum of 15% of the Trust's total assets, and such Senior Loans constituting more than 10% of the Trust's total assets will apply a Moody's Asset Category one category below that which would otherwise apply for purposes of determining the Advance Rate; and (b) Senior Loans under Moody's Asset Category D will qualify as Moody's Eligible Assets only up to a maximum of 20% of the Trust's total assets;

          (ii) Non-Senior Loans; provided, however, that Non-Senior Loans will qualify as Moody's Eligible Assets only up to a maximum of 10% of the Trust's total assets;

          (iii)Bonds,   Structured  Notes,   Equity  Securities  and  Investment
               Company Securities; provided, however, that such securities do not exceed 20% of the Trust's total assets;

          (iv) Short-Term Money Market Instruments so long as (a) such securities are rated at least P-2, (b) in the case of demand deposits, time deposits, banker's acceptances and certificate of deposit and overnight funds, the supporting entity is rated at least A2, (c) such securities are U.S. Government Securities, or
               (d) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A2 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; and

          (v)  Cash.

     In addition, for so long as any of the Preferred Shares are Outstanding and Moody's so requires:

     (a) the Trust will not, unless it has received written confirmation from such Rating Agency that any such action would not impair the rating then assigned by Moody's to the Preferred Shares, engage in any one or more of the following transactions:

          (i) purchase or sell futures contracts or options thereon with respect to portfolio securities or write put or call options on portfolio securities if the aggregate national amount exceeds 2 1/2% of the Trust's total assets;

          (ii) except in connection with a refinancing of the Preferred Shares, issue additional shares of any series of Preferred Shares, including any Series or reissue any Preferred Shares, including any Series previously purchased or redeemed by the Trust;

          (iii) engage in any short sales of securities;

          (iv) lend portfolio securities;

          (v)  merge or consolidate into or with any other corporation;

          (vi) engage in any reverse repurchase agreement or forms of leverage for hedging purposes if the aggregate national amount exceeds 10% of the Trust's total assets or engage in forms of leverage for non-hedging; or

          (vii)change the Pricing Service to a service other than an Approved Pricing Service.

     (b)  The Trust has also agreed

          (i) no less frequently than semi-annually, the Trust's independent auditors shall verify the pricing of at least 25% of the Moody's Eligible Assets and provide to Moody's a letter describing the results of such verification. For the purposes of this item (i), "verify" shall mean that the independent auditors agreed the prices reported by the Trust to the prices received by the Trust from an Approved Pricing Service; and

          (ii) the Trust shall notify Moody's if, on any Valuation Date, the aggregate Discounted Value of the Moody's Eligible Assets is less than 125% of the Preferred Shares Basic Maintenance Amount.

                              APPENDIX B: GLOSSARY

     "`AA' Financial Composite Commercial Paper Rate" on any date means (i) the interest equivalent of the 7-day rate, in the case of a Dividend Period which is a Standard Rate Period or shorter; for Dividend Periods greater than 7 days but fewer than or equal to 31 days, the 30-day rate; for Dividend Periods greater than 31 days but fewer than or equal to 61 days, the 60-day rate; for Dividend Periods greater than 61 days but fewer than or equal to 91 days, the 90 day rate; for Dividend Periods greater than 91 days but fewer than or equal to 270 days, the rate described in (ii); for Dividend Periods greater than 270 days, the Treasury Index Rate; on commercial paper on behalf of issuers whose corporate bonds are rated "AA" by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Financial Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) "Commercial Paper Dealers" shall mean (1) Salomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Trust, and (B) "interest equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between
(x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 365.

     "Advance Rate" means the Moody's Advance Rate.

     "Affiliate" means any person known to the Auction Agent to be controlled by, in control of or under common control with the Trust; provided that Eaton
Vance Management shall not be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such entity, one of the trustees, directors or executive officers of which is also a trustee, director or executive officer of the Trust, be deemed to be an Affiliate.

     "Agent Member" means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.

     "All Hold Rate" means 80% of the "AA" Financial Composite Commercial Paper Rate.

     "Applicable Rate" means, with respect to each Series for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate.

     "Approved Price" means the "fair value" as determined by the Trust in accordance with the valuation procedures adopted from time to time by the Board of Trustees.

     "Approved Pricing Service" means for Senior Loans Loan Pricing Corporation or any other quotation service designated in writing by the Trust provided that no Rating Agency has objected, in its reasonable discretion, in writing to the Trust within ten business days of receipt of the Trust's written notice of the designation of such quotation service.

     "Asset Coverage Cure Date" has the meaning set forth in "Description of Preferred Shares -- Redemption."

     "Auction" means each periodic operation of the Auction Procedures.

     "Auction Agent" means Bankers Trust Company unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Trustees enters into an agreement with the Trust to follow the Auction Procedures for the purpose of determining the Applicable Rate.

     "Auction Date" means the first Business Day next preceding the first day of a Dividend Period for each Series.

     "Auction   Procedures"  means  the  procedures   described  in  "Additional
Information Concerning the Auction for Preferred Shares" and the procedures described in Part II of the By-laws.

     "Auditor's Certificate" has the meaning set forth in "Description of Preferred Shares -- Asset Maintenance."

     "Available Preferred Shares" has the meaning set forth in Additional Information Concerning the Auction For Preferred Shares -- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

     "Beneficial Owner," with respect to shares of each Series, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

     "Bid" has the meaning set forth Additional Information Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents."

     "Bidder" has the meaning set forth in Additional Information Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents."

     "Board of Trustees" means the Board of Trustees of the Trust or any duly authorized committee thereof as permitted by applicable law.

     "Bonds" means corporate debt securities and U.S. government and U.S. dollar denominated foreign government or supranational debt securities, other than Short-Term Money Market Instruments.

     "Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.

     "Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

     "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

     "By-laws" means the Second Amended By-laws of the Trust, dated June 18, 2001, specifying the powers, preferences and rights of Preferred Shares.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commission" means the Securities and Exchange Commission.

     "Common Share" means the shares of beneficial interest, par value $.01 per share, of the Trust.

     "Date of Original Issue" means the date on which a Series is originally issued by the Trust.

     "Declaration of Trust" means the Agreement and Declaration of Trust, as amended.

     "Default Period" has the meaning set forth in "Description of Preferred Shares -- Dividends and Dividend Period."

     "Default Rate" means the Reference Rate multiplied by three (3).

     "Deposit Securities" means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA, A-1+ or SP-1+ by S&P, except that, for purposes of optional redemption such obligations or securities shall be considered "Deposit Securities" only if they are also rated at least P-1 by Moody's.

     "Discounted Value" means the product of the Market Value (plus accrued interest) of an Eligible Asset multiplied by the applicable Advance Rate.

     "Dividend Default" has the meaning set forth in "Description of Preferred Shares -- Dividends and Dividend Period."

     "Dividend Payment Date" means (i) with respect to any Dividend Period of one year or less, the Business Day next succeeding the last day thereof and, if any, the 91st, 181st and 271st days thereof, and (ii) with respect to any Dividend Period of more than one year, on a quarterly basis on each January 1, April 1, July 1 and October 1 and on the Business Day following the last day of such Dividend Period.

     "Dividend Period" means, with respect to each Series, the period commencing on the Date of Original Issue thereof and ending on the date specified for such Series on the Date of Original Issue thereof and thereafter, from and including one Dividend Payment Date for shares of such Series to but excluding the next succeeding Dividend Payment Date for shares of such Series; provided, however, that if any Dividend Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

     "Eligible Assets" means Moody's Eligible Assets.

     "Equity Assets" means warrants and equity securities issued by a borrower or its affiliates as part of a package of investments or in connection with a restructuring of debt.

     "Existing Holder" means (a) a person who has signed a Master Purchaser's Letter and beneficially owns those Preferred Shares listed in that person's name in the records of the Auction Agent or (b) the beneficial owner of those Preferred Shares which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer shall have signed a Master Purchaser's Letter.

     "Hold  Order"  has  the  meaning  set  forth  in  "Additional   Information
Concerning the Auction for Preferred Shares -- Orders By Existing Holders and Potential Holders."

     "Holder" means, with respect to Preferred Shares, the registered holder of shares of each Series as the same appears on the share ledger or share records of the Trust.

     "Investment Company Security" means common shares of an investment company registered under the Investment Company Act.

     "Loan" means any assignment of or participation in any bank loan denominated in U.S. dollars including term loans, the funded and unfounded portions of revolving credit lines (provided that the Trust shall place in reserve an amount equal to any unfunded portion of any revolving credit line) and debtor-in possession financings; provided that such loan (a) is not extended for the purpose of purchasing or carrying any margin stock and (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank in the ordinary course of business.

     "Mandatory Redemption Date" has the meaning set forth in "Description of Preferred Shares -- Redemption."

     "Mandatory Redemption Price" has the meaning set forth in set forth in "Description of Preferred Shares -- Redemption."

     "Market Value" means the Market Value Price or, if a Market Value Price is not readily available, the Approved Price of each Eligible Asset held by the Trust.

     "Market Value Price" means the price of an Eligible Asset which is the price obtained from an Approved Pricing Service or such other price used pursuant to the Trust's valuation procedures adopted pursuant to the 1940 Act.

     "Maximum Rate" means, on any date on which the Applicable Rate is determined, the applicable percentage of the "AA" Financial Composite Commercial Paper Rate on the date of such Auction determined as set forth below based on the credit ratings assigned to the Preferred Shares by Moody's subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers; provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount.

                   Moody's              Applicable
                Credit Rating           Percentage
                -------------           ----------
                aa3 or Above               125%
                a3 or a1                   160%
                baa3 to baa1               250%
                Below baa3                 275%

     "Moody's" means Moody's Investors Service, Inc. and its successors at law.

     "Moody's Advance Rate" has the meaning set forth in "Moody's Guidelines -- Moody's Guidelines."

     "Moody's Asset Category" has the meaning set forth in "Moody's Guidelines -- Moody's Guidelines."

     "Moody's Asset Category A" has the meaning set forth in "Moody's Guidelines -- Moody's Guidelines."

     "Moody's Asset Category B" has the meaning set forth in "Moody's Guidelines -- Moody's Guidelines."

     "Moody's Asset Category C" has the meaning set forth in "Moody's Guidelines -- Moody's Guidelines."

     "Moody's Asset Category D" has the meaning set forth in "Moody's Guidelines -- Moody's Guidelines."

     "Moody's Asset Category E" has the meaning set forth in "Moody's Guidelines -- Moody's Guidelines."

     "Moody's Eligible Assets" has the meaning set forth in "Moody's Guidelines -- Moody's Guidelines."

     "Moody's General Portfolio Requirements" has the meaning set forth in "Moody's Guidelines -- Moody's Guidelines."

     "Moody's Industry Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the Preferred Shares):

     1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

     2.  Automobile:  Automobile  Equipment,   Auto-Manufacturing,   Auto  Parts
Manufacturing, Personal Use Trailers, Motor Homes, Dealers

     3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

     4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

     5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

     6. Chemicals, Plastics and Rubber: Chemicals (non-agriculture),  Industrial
Gases,  Sulphur,  Plastics,  Plastic  Products,  Abrasives,   Coatings,  Paints,
Varnish, Fabricating

     7. Containers, Packaging and Glass: Glass, Fiberglass,  Containers made of:
Glass, Metal, Paper, Plastic, Wood or Fiberglass

     8. Personal and Non-Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

     9. Diversified/Conglomerate Manufacturing

     10. Diversified/Conglomerate Service

     11.   Diversified   Natural   Resources,   Precious  Metals  and  Minerals:
Fabricating, Distribution, Mining and Sales

     12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

     13.  Electronics:   Computer  Hardware,  Electric  Equipment,   Components,
Controllers, Motors, Household Appliances, Information Service Communicating Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

     14. Finance: Investment Brokerage, Leasing, Syndication, Securities

     15. Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

     16. Grocery: Grocery Stores, Convenience Food Stores

     17. Healthcare,  Education and Childcare: Ethical Drugs, Proprietary Drugs,
Research,  Health  Care  Centers,  Nursing  Homes,  HMOs,  Hospitals,   Hospital
Supplies, Medical Equipment

     18. Home and Office Furnishings, Housewares, and Durable Consumer Products:
Carpets, Floor Coverings, Furniture, Cooking, Ranges

     19. Hotels, Motels, Inns and Gaming

     20. Insurance: Life, Property and Casualty, Broker, Agent, Surety

     21. Leisure, Amusement, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing

     22.   Machinery   (Non-Agriculture,    Non-Construction,   Non-Electronic):
Industrial, Machine Tools, Steam Generators

     23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales

     24.  Oil and Gas:  Crude  Producer,  Retailer,  Well  Supply,  Service  and
Drilling

     25. Personal, Food and Miscellaneous

     26. Printing and Publishing: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks

     27. Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

     28. Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

     29. Telecommunications: Local, Long Distance, Independent, Telephone, Satellite, Equipment, Research, Cellular

     30. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

     31. Personal Transportation: Air, Bus, Rail, Car, Rental

     32. Utilities: Electric, Water, Hydro Power, Gas, Diversified

     33. Broadcasting and Entertainment: Recording Industry, Motion Exhibition Theatres, Motion Picture Production and Distribution, Radio, T.V., Cable Broadcasting and Broadcasting Equipment

     "1940 Act Preferred Shares Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the Investment Company Act, of at least 200% with respect to all outstanding senior securities of the Trust which are stock, including all Outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination.

     "1940 Act Preferred Shares Asset Coverage By-laws" has the meaning set forth in "Description of Preferred Shares -- Asset Maintenance."

     "Investment Company Act" means the Investment Company Act of 1940, as amended.

     "Non-Senior Loan" means a Loan that is a hybrid loan, a subordinated loan or an unsecured loan other than a Senior Unsecured Loan.

     "Notice of Redemption" has the meaning set forth in "Description of Preferred Shares -- Redemption."

     "Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares -- Orders By Existing Holders and Potential Holders."

     "Outstanding" means, as of any date, Preferred Shares theretofore issued by the Trust except, without duplication, (i) Preferred Shares theretofore canceled, redeemed or repurchased by the Trust, or delivered to the Auction Agent for cancellation or with respect to which the Trust has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such Preferred Shares and (ii) any Preferred Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any Preferred Shares as to which the Trust or any Affiliate shall be the Existing Holder shall be disregarded and not deemed Outstanding; (B) in connection with any Auction, any Preferred Shares as to which the Trust or any person known to the Auction Agent to be an Affiliate shall be the Existing Holder shall be disregarded and not deemed Outstanding; and (C) for purposes of determining the Preferred Shares Basic Maintenance Amount, Preferred Shares held by the Trust shall be disregarded and not deemed Outstanding, but shares held by any Affiliate shall be deemed Outstanding.

     "Paying Agent" means Bankers Trust Company unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Trust to serve as paying agent, which paying agent may be the same as the Auction Agent.

     "Performing" means that no default as to the payment of principal or interest has occurred and is continuing.

     "Potential Beneficial Owner or Holder," means (1) any Existing Holder who may be interested in acquiring additional Preferred Shares or (ii) any other person who may be interested in acquiring Preferred Shares and who has signed a Master Purchaser's letter or whose shares will be listed under such person's Broker-Dealer's name on the records of the Auction Agent which Broker-Dealer shall have executed a Master Purchaser's letter.

     "Preferred Shares" means the Class A and Class B Auction Preferred Shares of the Trust.

     "Preferred Shares Basic Maintenance Amount" as of any Valuation Date means the dollar amount equal to the sum of

     (i) (A) the sum of the products resulting from multiplying the number of Outstanding shares of each Series of Preferred Shares on such date by the Liquidation Preference (and redemption premium, if any) per share of such Series; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Dividend Payment Date for each Outstanding Preferred Share that follows such Valuation Date (or to the 30th day after such Valuation Date, if such 30th day occurs before the first following Dividend Payment Date); (C) the amount of anticipated Trust non-interest expenses for the 90 days subsequent to such Valuation Date; (D) the amount of the current outstanding balances of any indebtedness which is senior to the Preferred Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate multiplied by 1.93 and (E) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation, any indebtedness service to the Preferred Shares and indebtedness due within one year and any redemption premium due with respect to Preferred Shares for which a Notice of Redemption has been given, as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(D): less

     (ii) the sum of any cash plus the value of any Trust assets irrevocably deposited by the Trust for the payment of any (i)(B) through (i)(E) (except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated P1 by Moody's and A+/A-1 by S&P, it will be valued at its face value).

     "Preferred Shares Basic Maintenance Amount Test" means a test which is met if the aggregate Discounted Values of the Moody's Eligible Assets meets or exceeds the Preferred Shares Basic Maintenance Amount.

     "Preferred Shares Basic Maintenance Certificate" has the meaning set forth in "Description of Preferred Shares -- Asset Maintenance."

     "Rate Period" means either a Standard Rate Period or a Special Rate Period.

     "Rating Agency" means Moody's as long as such rating agency is then rating the Preferred Shares.

     "Redemption Date" has the meaning set forth in "Description of Preferred Shares -- Dividends and Dividend Period."

     "Redemption Default" has the meaning set forth in "Description of Preferred Shares -- Dividends and Dividend Period."

     "Redemption Price" has the meaning set forth in "Description of Preferred Shares -- Dividends and Dividend Period."

     "Reference Rate" means, with respect to the determination of the Default Rate, the applicable "AA" Financial Composite Commercial Paper Rate.

     "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Trust that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of each Series.

     "Sell  Order"  has  the  meaning  set  forth  in  "Additional   Information
Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents."

     "Senior Loan" means any secured Loan that is not subordinated by its terms to any other indebtedness of the borrower.

     "Senior Loan Participations" means participations by the Trust in a lender's portion of a Senior Loan where the Trust has a contractual relationship with such lender and not the borrower, and such lender is rated at least A-1/A-.

     "Series" means any of the series of Preferred Shares issued by the Trust.

     "Short-Term   Money  Market   Instrument"  means  the  following  types  of
instruments if, on the date of purchase or other acquisition thereof by the Trust, the remaining term to maturity thereof is not in excess of 180 days :

     (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

     (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia) ;

     (iii) overnight funds; and

     (iv) U.S. Government Securities.

     "Special Rate Period" means a Dividend Period that is not a Standard Rate Period.

     "Specific  Redemption  Provisions"  means, with respect to any Special Rate
Period of more than one year, either, or any combination of (i) a period (a "Non-Call Period") determined by the Board of Trustees after consultation with the Broker-Dealers, during which the shares subject to such Special Rate Period are not subject to redemption at the option of the Trust and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Trustees after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Rate Period shall be redeemable at the Trust's option at a price per share equal to the Liquidation Value plus accumulated but unpaid dividends (whether or not earned or declared) plus a premium expressed as a percentage or percentages of the Liquidation Value or expressed as a formula using specified variables as determined by the Board of Trustees after consultation with the Broker-Dealers.

     "Standard Rate Period" means the period from and including one Dividend Payment Date for shares of such Series to but excluding the next succeeding Dividend Payment Date for shares of such Series, and generally means a Dividend Period of 7 days.

     "Structured Notes" means structured notes with rates of return determined by reference to the total rate of return on one or more Senior Loans referenced in such notes, which are issued by a collateralized loan special purpose entity or similar vehicle.

     "Submission Deadline" means 1:00 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

     "Submitted Bid Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents."

     "Submitted Hold Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents."

     "Submitted  Order" has the  meaning  set forth in  "Additional  Information
Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents."

     "Submitted Sell Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents."

     "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Trust by at least three recognized dealers in U.S. Government securities selected by the Trust.

     "U.S. Government Securities" means direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

     "Valuation Date" means the last Business Day of each week.

     "Winning Bid Rate" means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/Sell Order from Existing Holders specifying such lowest rate and all other Submitted Hold/Sell Orders from Existing Holders specifying lower rates were accepted and (B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause (A) above continuing to hold an aggregate number of Preferred Shares which, when added to the number of Preferred Shares to be purchased by the Potential Holders described in clause (B) above and the number of Preferred Shares subject to Submitted Hold Orders, would be equal to the number of Preferred Shares.

                                   APPENDIX C

                         DESCRIPTION OF CORPORATE BONDS

The rating indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Trust's fiscal year end.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Trust is dependent on the investment adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating agency may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

Moody's Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                         EATON VANCE SENIOR INCOME TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JUNE 22, 2001



--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 021090

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC, Inc.
P.O. Box 9653
Providence, RI  02940-9653
(800) 262-1122

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

                                                                          SITSAI